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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          THE PROGRESSIVE CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                PROGRESSIVE LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 23, 1999

     Notice is hereby given that the Annual Meeting of Shareholders of The Progressive Corporation will be held at 6671 Beta Drive, Mayfield Village, Ohio, on Friday, April 23, 1999, at 10:00 a.m., Cleveland time, for the following purposes:

          1. To fix the number of directors at twelve;

          2. To elect five directors;

          3. To approve The Progressive Corporation 1999 Executive Bonus Plan;
     and

          4. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on February 26, 1999, will be entitled to notice of and to vote at said meeting or any adjournment thereof.

     By Order of the Board of Directors.

                                            DAVID M. SCHNEIDER, Secretary

March 19, 1999

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          THE PROGRESSIVE CORPORATION

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of The Progressive Corporation, an Ohio corporation ("Company"), to be held at 10:00 a.m., Cleveland time, on Friday, April 23, 1999, at 6671 Beta Drive, Mayfield Village, Ohio 44143, and at any adjournment thereof. This statement and the accompanying proxy, together with the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, will first be sent to shareholders on or about March 22, 1999.

     The close of business on February 26, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. At that date, the Company had outstanding 72,819,870 Common Shares, each of which will be entitled to one vote.

           ITEM 1:  PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT TWELVE

     The Company's Code of Regulations provides that the number of directors shall be fixed by the shareholders at no fewer than five or more than twelve. The number of directors has been fixed at ten and there are currently ten directors on the Board. The terms of six members of the Board will continue after the meeting and the remaining four members are nominated herein for election to the Board. The Board of Directors is proposing that the number of directors be increased to twelve. The Board believes that Charles B. Chokel, who was recently appointed the Company's Chief Executive Officer-Investments and Capital Management, could make a significant contribution as a member of the Board and, therefore, has nominated him as an additional director. If elected, Mr. Chokel would be the eleventh director. The Board believes that it would be desirable to fix the number of directors at twelve in order to have a vacancy available which could be filled by the directors, without the time and expense involved in holding a special meeting of shareholders, should another person who could make a valuable contribution as a director of the Company become available during the year. Vacancies in the Board may be filled for the remainder of the unexpired term of the class of directors to which the new director is assigned. Assignments will be made so that the directors are distributed among the several classes as nearly equally as possible. No decision has been made to fill the vacancy, nor have any candidates been considered and approved by the Board of Directors.

VOTE REQUIRED FOR APPROVAL

     Under the Company's Code of Regulations, the affirmative vote of a majority of the issued and outstanding Common Shares of the Company is required for approval.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                         ITEM 2:  ELECTION OF DIRECTORS

     If Proposal 1 is adopted, the number of directors will be fixed at twelve. The Code of Regulations provides that the directors are to be divided into three classes as nearly equal in number as possible and that the classes are to be elected for staggered terms of three years each. Directors of one class are elected annually. At the meeting, the shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election of Milton N. Allen, James E. Bennett III, Charles A. Davis and Paul B. Sigler as directors, each to serve for a three-year term expiring at the 2002 Annual Meeting and, if Proposal 1 is adopted, for the election of Mr. Chokel as a director to serve a one-year term expiring at the 2000 Annual Meeting, and until their respective successors are duly elected and qualified. If Proposal 1 is adopted, and the five nominees named herein are elected as directors, one vacancy will remain on the Board. If, by reason of death or other unexpected occurrence, any one or more of the nominees herein named should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the five nominees named in this proxy statement. No shareholder nominations for the election of directors have been received within the time period required by Section 13 of Article II of the Code of Regulations.

     If notice in writing is given by any shareholder to the President or Secretary not less than 48 hours before the time fixed for holding the Annual Meeting that he desires that the voting for election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of such meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he holds, or to distribute such number of votes among two or more nominees, as he sees fit. If the enclosed proxy is executed and returned and voting for the election of directors is cumulative, the persons named in the enclosed proxy will have the authority to cumulate votes and to vote the shares represented by such proxy, and by other proxies held by them, so as to elect as many of the five nominees named below as possible.

     The following information is set forth with respect to each person nominated for election as a director and for those directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each such nominee or director has held the principal occupation indicated for more than the last five years. The election of Mr. Chokel is contingent upon Proposal 1 being approved. All other nominees are currently directors of the Company.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                              PRINCIPAL OCCUPATION AND          DIRECTOR    TERM
             NAME                AGE    LAST FIVE YEARS' BUSINESS EXPERIENCE     SINCE     EXPIRES
             ----                ---    ------------------------------------    --------   -------
Charles B. Chokel (1)            45    Chief Executive Officer - Investments        --      2000
                                       and Capital Management of the Company
                                       since January 1999; Treasurer of the
                                       Company from December 1994 to December
                                       1998; Chief Financial Officer of the
                                       Company prior to January 1999
Milton N. Allen (2)              71    Director of various companies              1978      2002
James E. Bennett III             55    Senior Executive Vice President,           1998      2002
                                       KeyCorp, Cleveland, Ohio (banking)
                                       since May 1998; Director and Senior
                                       Partner, McKinsey & Company, Inc.,
                                       Cleveland, Ohio (management consulting)
                                       prior to May 1998
Charles A. Davis (3)             50    President and Chief Executive Officer,     1996      2002
                                       Marsh & McLennan Capital, Inc., New
                                       York, New York (global private equity
                                       firm) since April 1998; Limited
                                       Partner, Goldman Sachs Group L.P., New
                                       York, New York (investment banking)
                                       from December 1994 to April 1998;
                                       General Partner, Goldman Sachs & Co.
                                       prior to December 1994
Paul B. Sigler                   65    Henry Ford II Professor, Yale              1981      2002
                                       University and Investigator in the
                                       Howard Hughes Medical Institute

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

                                              PRINCIPAL OCCUPATION AND          DIRECTOR    TERM
             NAME                AGE    LAST FIVE YEARS' BUSINESS EXPERIENCE     SINCE     EXPIRES
             ----                ---    ------------------------------------    --------   -------
Stephen R. Hardis (4)            63    Chairman of the Board and Chief            1988      2000
                                       Executive Officer, Eaton Corporation,
                                       Cleveland, Ohio (manufacturing) since
                                       January 1996 and September 1995,
                                       respectively; Vice Chairman, Eaton
                                       Corporation prior to January 1996;
                                       Chief Financial and Administrative
                                       Officer, Eaton Corporation prior to
                                       September 1995
Janet Hill (5)                   51    President, Staubach Alexander Hill,        1995      2000
                                       LLC, Washington, D.C. (commercial real
                                       estate consulting) since January 1995
                                       and Vice President, Alexander &
                                       Associates, Inc., Washington, D.C.
                                       (management consulting)
Norman S. Matthews (6)           66    Consultant, New York, New York             1981      2000
B. Charles Ames (7)              73    Partner, Clayton, Dubilier & Rice,         1983      2001
                                       Inc., New York, New York (investment
                                       banking)
Peter B. Lewis (8)               65    President and Chairman of the Board;       1965      2001
                                       Chief Executive Officer - Insurance
                                       Operations of the Company since January
                                       1999; Chief Executive Officer of the
                                       Company prior to January 1999;
                                       President, Chairman of the Board and
                                       Chief Executive Officer of Progressive
                                       Casualty Insurance Company
Donald B. Shackelford (9)        66    Chairman of the Board, Fifth Third Bank    1976      2001
                                       of Central Ohio, Columbus, Ohio
                                       (commercial bank), successor to State
                                       Savings Bank

---------------

(1) Mr. Chokel is also a director of The Plymouth Rock Company, a privately held company in which the Company holds a 12.5% equity interest.

(2) Mr. Allen is also a director of ARD Inc. and Del Rio Investment Corporation, which are privately held.

(3) Mr. Davis is also a director of Heilig-Meyers Company, Lechters, Inc. and Media General, Inc., which are publicly held, and Merchants Bancshares, Inc. and Seneca Insurance Company, Inc., which are privately held.

(4) Mr. Hardis is also a director of Nordson Corporation, Lexmark International, Inc., KeyCorp and Marsh & McLennan Companies, all of which, as well as Eaton Corporation, are publicly held.

(5) Ms. Hill is also a director of Wendy's International, Inc., Dean Foods Company and the First Union Bank of Virginia, Maryland and the District of Columbia, which are publicly held.

(6) Mr. Matthews is also a director of Lechters, Inc., Toys "R" Us, Loehmann's, Inc. and Finlay Fine Jewelry, Inc., which are publicly held.

(7) Mr. Ames is also a director of M.A. Hanna Company, Riverwood International, Inc. and Lexmark International, Inc., which are publicly held, and Remington Arms Co., which is privately held.

(8) Mr. Peter B. Lewis is also an officer and director of other subsidiaries of the Company. Mr. Daniel R. Lewis, an executive officer of the Company, is the brother of Mr. Peter Lewis.

(9) Mr. Shackelford is also a director of The Limited, Inc., Worthington Foods, Inc., Intimate Brands, Inc. and Fifth Third Bancorp of Cincinnati, which are publicly held.

     During 1998, seven meetings of the Board of Directors were held and the Board adopted resolutions by written action pursuant to Ohio corporation law on one occasion. During 1998, Mr. James E. Bennett III, who is standing for election, attended two of the three meetings of the Board of Directors held while he was a member.

     The Board has named an Executive Committee, an Audit Committee and an Executive Compensation Committee, as described below. The Board has not designated a nominating committee.

     Messrs. Allen, Hardis and Lewis are the current members of the Board's Executive Committee, which exercises all powers of the Board between Board meetings, except the power to fill vacancies on the Board or its committees. During 1998, the Executive Committee adopted resolutions by written action pursuant to Ohio corporation law on seven occasions.

     Messrs. Allen, Ames, Bennett, Davis and Hardis are the current members of the Board's Audit Committee, which assures that organization, policies, controls and systems are in place to monitor performance; provides an independent channel to receive appropriate communications from employees, auditors, legal counsel, bankers and consultants; and monitors the public release of financial information. The Audit Committee met six times during 1998.

     Ms. Hill and Messrs. Matthews, Shackelford and Sigler are the current members of the Board's Executive Compensation Committee. This committee monitors and directs the administration of the Company's executive compensation program, including the various cash and stock incentive programs in which officers and employees of the Company participate. During 1998, the Executive Compensation Committee met four times and adopted resolutions by written action pursuant to Ohio corporation law on four occasions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Between December 1997 and February 1998, prior to becoming a director, James E. Bennett, as a Senior Partner with McKinsey & Co., Inc., carried out for the Board a consulting assignment on succession planning. The Company paid McKinsey & Co., Inc. $138,000 for these professional services.

     The Company is engaged in discussions with Peter B. Lewis regarding the possible sale to Mr. Lewis of the Company's corporate airplane, a Canadair Challenger 601-1A. In the proposed transac-tion, the airplane would be sold to Mr. Lewis at a price equal to the fair market value thereof, as determined by an independent appraisal. Jet Perspectives, Inc., an independent aircraft appraiser, has been selected to determine the fair market value of the airplane. The net book value of the airplane was $6.8 million as of February 15, 1999; the fair market value of the airplane, as determined by Jet Perspectives, Inc., was $12.4 million on that date. Operation of the airplane is supported by two pilots and a mechanic, who will remain employees of a subsidiary of the Company if the sale occurs. Mr. Lewis would reimburse the Company for the salaries and all other payroll costs of such employees and would pay directly or reimburse the Company for all operating and other costs that the Company incurs in connection with the storage, maintenance, use and operation of the airplane. Following any such sale, the Company would reimburse Mr. Lewis at the air charter rate for comparable aircraft (currently estimated to be $3,567 per hour, based on the average of the quotes obtained from three air charter companies selected by Jet Perspectives, Inc.) for his use of the airplane on Company-related business or as a member of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ms. Hill and Messrs. Matthews, Shackelford and Sigler are the members of the Company's Executive Compensation Committee. There are no Compensation Committee interlocks.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners. The following information is set forth with respect to persons known to management to be the beneficial owners, as of January 31, 1999, of more than 5% of the Company's Common Shares:

                  NAME AND ADDRESS                     AMOUNT AND NATURE OF      PERCENT
                OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)    OF CLASS
                -------------------                   -----------------------    --------
Peter B. Lewis......................................         9,532,525(2)         13.0%
     6300 Wilson Mills Road
     Mayfield Village, Ohio 44143
Ruane, Cunniff & Co., Inc...........................         9,417,931(3)         13.0%
     767 Fifth Avenue
     Suite 4701
     New York, New York 10153-4798
FMR Corp............................................         4,254,114(4)          5.9%
     82 Devonshire Street
     Boston, Massachusetts 02109

---------------

(1) Except as otherwise indicated, the persons listed as beneficial owners of the Common Shares have sole voting and investment power with respect to those shares. Certain of the information contained in this table, including related footnotes, is based on the Schedule 13G filings made by the beneficial owners identified herein.

(2) Includes 14,436 Common Shares held for Mr. Lewis by a trustee under the Company's Retirement Security Program, 476,900 Common Shares subject to currently exercisable stock options, 1,808,372 Common Shares held by Mr. Lewis as trustee of two trusts established for the benefit of his brother, 532,354 shares held by a charitable corporation of which Mr. Lewis serves as a trustee and an officer, and 529,200 Common Shares held by two limited partnerships in which Mr. Lewis is a general partner. The amount does not include 716,215 Common Shares held of record by National City Bank as trustee of a trust established by Mr. Lewis for the benefit of his adult children, as to which shares he disclaims any beneficial interest.

(3) The Common Shares are held in investment accounts maintained with Ruane, Cunniff & Co., Inc. as of December 31, 1998, and it disclaims any beneficial interest in such shares. Ruane, Cunniff & Co., Inc. has advised that it has sole voting power as to 6,334,467 of these shares, no voting power as to the balance of these shares, sole investment power as to 5,065,431 of these shares and shared investment power as to 4,352,500 of these shares.

(4) The Common Shares are held in investment accounts maintained with FMR Corp. or affiliates as of December 31, 1998. FMR Corp. has advised that it has sole voting power as to 226,364 of these shares, no voting power as to the balance of these shares and sole investment power as to all of these shares.

     Security Ownership of Management. The following information is set forth with respect to the Company's Common Shares beneficially owned as of January 31, 1999, by all directors and nominees for election as directors of the Company, each of the named executive officers and by all directors and executive officers of the Company as a group as of December 31, 1998:

                                                       AMOUNT AND NATURE OF      PERCENT
                        NAME                          BENEFICIAL OWNERSHIP(1)    OF CLASS
                        ----                          -----------------------    --------
Milton N. Allen.....................................            35,891(2)           *
B. Charles Ames.....................................            54,342(3)           *
Alan R. Bauer.......................................            57,729(4)           *
James E. Bennett III................................               500              *
Charles B. Chokel...................................           104,097(5)           *
Charles A. Davis....................................             3,337(6)           *
W. Thomas Forrester.................................            48,689(7)           *
William H. Graves...................................            76,762(8)           *
Stephen R. Hardis...................................            29,145(9)           *
Janet Hill..........................................             7,837(10)          *
Daniel R. Lewis.....................................           198,261(11)          *
Peter B. Lewis......................................         9,532,525(12)        13.0%
Norman S. Matthews..................................            33,538(13)          *
Robert J. McMillan..................................           107,464(14)          *
Glenn M. Renwick....................................            67,179(15)          *
Donald B. Shackelford...............................            92,839(16)          *
Paul B. Sigler......................................            12,343(17)          *
All 22 Executive Officers and Directors as a
  Group.............................................        10,840,754(18)        14.7%

---------------

   * Less than 1% of the outstanding Common Shares of the Company.

 (1) Includes Common Shares held for executive officers under The Progressive Retirement Security Program and currently exercisable stock options held by directors and executive officers under various incentive plans maintained by the Company. Unless otherwise indicated below, beneficial ownership of the Common Shares reported in the table is comprised of both sole voting power and sole investment power, or voting power and investment power that is shared with the spouse and/or minor children of the director or executive officer.

 (2) Includes 2,400 Common Shares owned by Mr. Allen's wife, as to which shares he disclaims any beneficial interest, and 17,377 Common Shares subject to currently exercisable stock options.

 (3) Includes 29,337 Common Shares subject to currently exercisable stock options.

 (4) Includes 27,000 Common Shares subject to currently exercisable stock options and 853 Common Shares held under The Progressive Corporation Executive Deferred Compensation Plan, as to which shares Mr. Bauer has sole investment power but no voting power.

 (5) Includes 59,700 Common Shares subject to currently exercisable stock options and 40,122 Common Shares held by Mr. Chokel as trustee of a family trust.

 (6) Consists of 3,337 Common Shares subject to currently exercisable stock options.

 (7) Includes 27,600 Common Shares subject to currently exercisable stock options.

 (8) Includes 49,100 Common Shares subject to currently exercisable stock options.

 (9) Includes 23,337 Common Shares subject to currently exercisable stock options.

(10) Includes 7,337 Common Shares subject to currently exercisable stock options.

(11) Includes 107,275 Common Shares owned by Mr. Daniel R. Lewis's wife, as to which shares he disclaims any beneficial interest, and 63,500 Common Shares subject to currently exercisable stock options.

(12) See footnote 2 on page 7.

(13) Includes 17,337 Common Shares subject to currently exercisable stock options.

(14) Includes 74,500 Common Shares subject to currently exercisable stock options.

(15) Includes 42,600 Common Shares subject to currently exercisable stock options and 1,911 Common Shares held under The Progressive Corporation Executive Deferred Compensation Plan, as to which shares Mr. Renwick has sole investment power but no voting power.

(16) Includes 29,337 Common Shares subject to currently exercisable stock options and 6,831 Common Shares held by Mr. Shackelford as trustee of a trust established for the benefit of his daughter.

(17) Includes 11,337 Common Shares subject to currently exercisable stock options.

(18) Includes 1,123,196 Common Shares subject to currently exercisable stock options.

     Section 16(a) Beneficial Ownership Reporting Compliance. A Form 4 reporting the writing of 150 covered call option contracts by Robert J. McMillan during April 1998 was filed 26 days late. The September 29, 1997 purchase of 409 shares in the Executive Deferred Compensation Plan by Daniel R. Lewis was reported in a Form 4 filed in January 1999. The December 18, 1997 purchase of 839 shares in the Executive Deferred Compensation Plan by Moira A. Lardakis was reported in a Form 4 filed in January 1999. The January 1, 1997 distribution of 8,376 shares from the Directors Deferral Plan to Donald B. Shackelford was reported in a Form 4 filed in January 1999.

                             EXECUTIVE COMPENSATION

     The following information is set forth with respect to the Company's Chief Executive Officer and the other seven most highly compensated executive officers, each of whom was serving as an executive officer at December 31, 1998 (the "named executive officers"). The titles set forth below reflect positions held at December 31, 1998.
                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                      ANNUAL COMPENSATION               AWARDS
                                              ------------------------------------   ------------
                                                                         OTHER        SECURITIES
                                                                         ANNUAL       UNDERLYING       ALL OTHER
              NAME AND                         SALARY     BONUS(1)    COMPENSATION     OPTIONS      COMPENSATION(3)
         PRINCIPAL POSITION            YEAR     ($)         ($)           ($)            (#)              ($)
         ------------------            ----   --------   ----------   ------------   ------------   ---------------
Peter B. Lewis                         1998   $800,000   $1,657,800     $243,405(2)     41,000          $ 8,220
  Chairman, President                  1997    830,769    1,949,234      141,976(2)     73,600            7,770
  and Chief Executive Officer          1996    800,000    1,320,840      151,234(2)    108,200            7,635

Charles B. Chokel                      1998    375,000      654,375           --        17,500            7,888(4)
  Treasurer and                        1997    383,654      833,967           --        28,200           16,378
  Chief Financial Officer              1996    321,889      496,844           --        36,000           15,949

William H. Graves                      1998    333,077      604,535           --         9,400            6,736
  Claims Process                       1997    325,385      581,161           --        15,800           15,612
  Leader                               1996    294,231      414,159           --        22,100            5,631

Glenn M. Renwick                       1998    333,077      604,535           --         9,400            6,852
  Technology                           1997    325,385      581,161           --        15,800           15,462
  Process Leader                       1996    295,207      396,151           --        22,100           12,818

Alan R. Bauer                          1998    333,077      604,535           --         9,400            7,536
  International/                       1997    325,385      565,519           --        15,800           35,136
  Internet Officer                     1996    294,231      384,736           --        22,100            7,008

W. Thomas Forrester                    1998    333,077      604,535           --         9,400            5,860
  Ownership                            1997    325,385      565,519           --        15,800            5,545
  Process Leader                       1996    294,240      394,558           --        22,100           13,243

Robert J. McMillan                     1998    333,077      604,535           --         9,400           26,177(5)
  Consumer Marketing                   1997    325,385      565,519           --        15,800           32,966
  Process Leader                       1996    298,149      389,860           --        22,100            7,008

Daniel R. Lewis                        1998    333,077      604,535           --         9,400            6,847
  Independent Agent                    1997    317,575      551,945           --        14,300            6,558
  Process Leader                       1996    235,655      191,116           --        11,700            7,008

---------------

(1) Includes bonus amounts, if any, deferred under The Progressive Corporation Executive Deferred Compensation Plan.

(2) Other Annual Compensation includes $191,420, $108,124 and $117,001, in the form of personal use of corporate aircraft in 1998, 1997 and 1996, respectively.

(3) Except as otherwise disclosed, the reported amounts represent employer contributions made during 1998 under the Company's Retirement Security Program.

(4) In addition to contributions made under the Company's Retirement Security program, the reported amount includes a $337 anniversary award for 20 years of employment with the Company.

(5) In addition to contributions made under the Company's Retirement Security Program, the reported amount includes a $17,968 relocation bonus and a $305 anniversary award for 20 years of employment with the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                           INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
------------------------------------------------------------------------      VALUE AT ASSUMED
                       NUMBER OF                                            ANNUAL RATES OF STOCK
                      SECURITIES     % OF TOTAL                              PRICE APPRECIATION
                      UNDERLYING      OPTIONS                                  FOR OPTION TERM
                        OPTIONS      GRANTED TO   EXERCISE                 -----------------------
                      GRANTED(1)     EMPLOYEES      PRICE     EXPIRATION       5%          10%
       NAME               (#)         IN 1998     ($/SHARE)      DATE         ($)          ($)
       ----          -------------   ----------   ---------   ----------   ----------   ----------
Peter B. Lewis          41,000          9.3%       $124.00     12/31/07    $3,197,300   $8,102,587
Charles B. Chokel       17,500          4.0         124.00     12/31/07     1,364,701    3,458,421
William H. Graves        9,400          2.1         124.00     12/31/07       733,040    1,857,666
Glenn M. Renwick         9,400          2.1         124.00     12/31/07       733,040    1,857,666
Alan R. Bauer            9,400          2.1         124.00     12/31/07       733,040    1,857,666
W. Thomas Forrester      9,400          2.1         124.00     12/31/07       733,040    1,857,666
Robert J. McMillan       9,400          2.1         124.00     12/31/07       733,040    1,857,666
Daniel R. Lewis          9,400          2.1         124.00     12/31/07       733,040    1,857,666

   ---------------------

   (1) Options become exercisable January 1, 2003, subject to accelerated vesting and a "cash-out" provision upon the occurrence of any "change in control" of the Company or certain similar events described in both the Company's 1989 Incentive Plan and the 1995 Incentive Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                  NUMBER OF SECURITIES
                                                       UNDERLYING           VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS           IN-THE-MONEY
                       SHARES                         AT 12/31/98           OPTIONS AT 12/31/98
                      ACQUIRED        VALUE               (#)                       ($)
                     ON EXERCISE    REALIZED          EXERCISABLE/              EXERCISABLE/
       NAME              (#)           ($)           UNEXERCISABLE             UNEXERCISABLE
       ----          -----------   -----------   ----------------------  --------------------------
Peter B. Lewis              --             --    Exercisable    354,500  Exercisable    $53,694,271
                                                 Unexercisable  438,400  Unexercisable   51,689,150
Charles B. Chokel           --             --    Exercisable     28,000  Exercisable      4,146,756
                                                 Unexercisable  139,400  Unexercisable   15,841,000
William H. Graves       29,900     $3,380,437    Exercisable     32,000  Exercisable      4,776,931
                                                 Unexercisable   77,500  Unexercisable    8,808,513
Glenn M. Renwick            --             --    Exercisable     25,100  Exercisable      3,720,230
                                                 Unexercisable   77,900  Unexercisable    8,863,863
Alan R. Bauer           63,000      6,289,756    Exercisable      9,700  Exercisable      1,355,575
                                                 Unexercisable   77,700  Unexercisable    8,836,188
W. Thomas Forrester         --             --    Exercisable     10,100  Exercisable      1,411,475
                                                 Unexercisable   77,900  Unexercisable    8,863,863
Robert J. McMillan          --             --    Exercisable     57,000  Exercisable      8,588,276
                                                 Unexercisable   82,900  Unexercisable    9,388,863
Daniel R. Lewis             --             --    Exercisable     48,100  Exercisable      7,277,622
                                                 Unexercisable   62,300  Unexercisable    6,941,476

                                 PENSION PLANS

     Each of the named executive officers, as well as substantially all other full-time employees of the Company and its subsidiaries who were hired before January 1, 1989 and satisfy certain other requirements, are eligible to participate in The Progressive Pension Plan ("Pension Plan"). The Pension Plan is a defined benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and is subject to the minimum funding standards of Section 412 of the Code.

     Benefits payable under the Pension Plan are determined pursuant to a formula based upon a participant's years of service with the Company and its subsidiaries, the participant's average annual compensation not in excess of the Social Security taxable wage base during such years of service ("Average Earnings") and Social Security benefits. For purposes of determining Average Earnings, the Pension Plan recognizes base salary, overtime earnings, cash bonuses and commissions. The benefit formula is: 2% of Average Earnings times years of service minus 50% of primary Social Security benefit for years of service through December 31, 1988, plus 1.3% of Average Earnings times years of service from January 1, 1989 through December 31, 1993.

     Under the Pension Plan formula, participants accrue benefits over their years of service with the Company and its subsidiaries, and become fully vested in their accrued benefits under the Pension Plan upon (i) completion of five years of service (subject to certain break-in-service rules); (ii) attainment of age 65; or (iii) retirement on account of permanent and total disability.

     The estimated net annual pensions (expressed as a life and 120-month certain annuity) payable upon retirement at normal retirement age (65) under the Pension Plan for each of the eight named executive officers are as follows: Mr. Peter B. Lewis, $10,188; Mr. Chokel, $9,042; Mr. Graves, $8,020; Mr. Renwick, $5,412; Mr. Bauer, $8,905; Mr. Forrester, $6,263; Mr. McMillan, $9,220; and Mr.
Daniel R. Lewis $4,945.

     As of December 31, 1993, all benefit accruals under the Pension Plan were frozen. The Company now has a two-tiered Retirement Security Program ("RSP"). The RSP is a defined contribution pension plan within the meaning of ERISA and a qualified plan under the Code and covers all employees who meet requirements as to age and length of service. The first tier of the RSP provides employer contributions of 1% to 5% of annual eligible compensation up to the Social Security wage base, based on years of eligible service. The second tier is a long-term savings plan under which the Company matches, into a company stock account, amounts contributed to the Plan by each employee up to a maximum of 3% of the employee's eligible compensation. All named executive officers are eligible to participate in the RSP, and contributions made by the Company on their behalf are included in "All Other Compensation" in the Summary Compensation Table on page 10.

SEPARATION PLANS

     The named executive officers, as well as substantially all other regular, non-temporary employees of the Company and its subsidiaries, are eligible to participate in The Progressive Corporation Separa-tion Allowance Plan ("Separation Plan"). The Separation Plan provides payments to eligible employees whose employment is involuntarily terminated as a result of a reduction in force or a reorganization, as defined in the Separation Plan. Payments are based on compensation in effect immediately prior to termination and years of service and cannot exceed an aggregate of two years of compensation. The Separation Plan is a welfare benefit plan within the meaning of ERISA. All payments under the Separation Plan are made from the general assets of the Company and its subsidiaries. Individual employment or separation arrangements may supplement or supersede the Separation Plan in whole or in part.

DIRECTORS' FEES AND PLANS

     Each member of the Board of Directors who is not an employee of the Company currently receives an annual director's fee of $8,000 ("Retainer Fee"). In addition, each such director receives fees for attendance at meetings of the Board and those committees of the Board of which he is a member ("Meeting Fee"). Directors currently receive $3,000 for attendance at each regular meeting of the Board and $1,000 for attendance at each special meeting, unless attendance is by telephone, in which case the fee is $500. Each member of a Board committee receives $750 for attendance at each meeting of the committee, except that the committee chairman receives $1,000 for attendance at each such meeting, unless attendance is by telephone, in which case the fee is $500. Directors are also compensated for attendance at certain meetings of the Company's senior managers, which are typically attended by one or two directors, at rates equal to the fee received for attendance at regular Board meetings.

     Each director of the Company who is not an employee of the Company participates in The Progressive Corporation Directors Deferral Plan, as amended ("Directors Deferral Plan"). Each participant in the Directors Deferral Plan may elect, annually, to defer receipt of all or a portion of his Meeting Fees for the following year until the date designated by the director in accordance with the plan. A participating director may elect to have such deferred fees credited to or allocated between (a) a cash account which will earn interest at a rate equal to the rate of interest on new 3-month certificates of deposit, and (b) a stock account under which the deferred fees are converted into units equivalent in value and dividend rights to the Company's Common Shares. Account balances may not be transferred from one account to another. All such accounts will be distributed in cash, in a lump sum or installments, when and as designated by the participating director at the time of election or, if earlier, upon the death of the director. All director's Retainer Fees are deferred, credited to a stock account and distributed in cash on a date designated by the participating director in accordance with the terms of the plan. All account balances of a director will be distributed to his beneficiary, upon his death. However, if any director ceases to serve as such for any reason other than death, disability or removal without cause prior to the expiration of his current term, all Retainer Fees credited to his stock account during such term are forfeited.

     Each director who is not an employee of the Company is eligible to receive awards under The Progressive Corporation 1998 Directors' Stock Option Plan ("Directors' Stock Plan"). The Directors' Stock Plan authorizes the issuance of up to 200,000 Common Shares, subject to adjustment for stock splits and similar events. The option exercise price per Common Share equals the fair market value of the Common Shares on the date of grant. The term of each such stock option is ten years commencing on the date of grant. Options become exercisable six months and one day following the date of grant and are not transferable. Upon the death of a participating director, his stock options may be exercised by his estate at any time during the one year period immediately following the date of his death, to the extent then exercisable. During 1998, the Company granted stock options under this plan of 1,337 shares each to eight directors.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

EXECUTIVE COMPENSATION POLICY

     The Company's executive compensation program is administered under the direction of the Executive Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised of four independent, non-employee directors. The executive compensation program is designed to promote the following objectives:

     - Attract, retain and motivate executives who can significantly contribute to the success of the Company.

     - Reward the achievement of business objectives that have been approved by the Board.

     - Provide a rational, consistent and competitive executive compensation system that is well understood by those to whom it applies.

     - Tie a significant portion of executive compensation to the long-term performance of the Company's Common Shares.

     The Committee believes that if these objectives are consistently achieved, shareholder value will be enhanced over time.

EXECUTIVE COMPENSATION PROGRAM

     For 1998, the Company's executive compensation program was designed to base compensation on corporate, business unit and/or individual performance. Performance objectives and related measurements, as well as the compensation awards that would result from various levels of performance, were clearly defined in advance.

     The executive compensation program consists of three components: salary, annual bonus and long-term incentives through equity-based awards. Variable compensation (consisting of annual bonus and equity-based awards) is a larger part of total compensation at more senior levels in the organization. For each executive officer, a target amount is established for each component of variable compensation. Target amounts are determined primarily by reference to data contained in national compensation surveys. These surveys include compensation data for a broad range of public companies in a variety of industries. Since the Company competes for executive level personnel on a nationwide basis with companies in a variety of industries, the compensation data utilized are not limited to companies included in the P/C Group referred to on page 21. The Company's objective is to pay its executives competitive salaries (i.e. at or near the midpoint of the survey range of salaries for their respective positions) and to provide variable compensation that can take total direct compensation to or above the high end of the survey range for total direct compensation when the Company and, if applicable, the executive's assigned business unit meet or exceed challenging performance goals.

     In addition to the executive compensation program, executive officers participate in the Company's health and retirement plans which are available on the same basis to all regular employees of the Company who satisfy minimum eligibility requirements.

Salary Component

     Executive officers receive a salary based on their responsibilities and potential at market levels indicated by compensation survey data. The Company's objective is to set executive salaries at or near the midpoint of the survey range of salaries for similar positions at other companies judged to be comparable. Salaries are reviewed annually and adjusted upward or downward for changes in those factors and the individual's performance. Better performance generally results in an increased salary, subject to the limits of the salary range established by the Company. For executives who exceed expectations, some part of the increase will be paid in a single lump sum, as a merit cash award, rather than becoming a part of the future salary base.

Annual Bonus Component

     In 1998, Messrs. Peter B. Lewis and Chokel participated in the 1997 Executive Bonus Plan ("Executive Bonus Plan"). This Plan has been designed to reward participants appropriately for current corporate and/or business unit performance. Under the Executive Bonus Plan, a target annual bonus amount, which varied by position, was established for each participant. In 1998, Mr. Lewis's target annual bonus amount equaled 135% of salary; for Mr. Chokel, the target was 125% of salary.

     Awards under the Executive Bonus Plan were determined by reference to two quantitative components: a Core Business Gainsharing Component and an Investment Component.

     The Core Business Gainsharing Component was based on a performance matrix ("Gainsharing Matrix") which assigned a performance score to various combinations of profitability and growth outcomes for the Company's Personal Lines segment (excluding Midland Financial Group, Inc.) and the commercial vehicle business unit (collectively, the "Core Business"). Under the Gainsharing Matrix, profitability was measured by comparing the combined ratio ("CR") achieved by the Core Business, determined in accordance with generally accepted accounting principles ("GAAP"), against a target combined ratio, while growth was measured in terms of the year-to-year change in net written premiums, subject to a weighting factor to provide additional incentives to encourage growth in specified product lines. The Investment Component compared the performance of individual segments of the Company's investment portfolio against the range of performance results achieved by selected groups of comparable investment funds.

     The weighting of the two components differed for the participating executives, depending on the nature and scope of their assigned responsibilities. A bonus award equal to the target annual bonus resulted if designated goals were met. Actual awards could range from 0% to 200% of the target annual bonus amount, depending on the extent to which performance fell short of or exceeded the designated goals.

     In 1998, all other officers and qualified employees (approximately 15,150) of the Company, including Alan R. Bauer, W. Thomas Forrester, William H. Graves, Daniel R. Lewis, Robert J. McMillan and Glenn M. Renwick, participated in the Company's 1997 Gainsharing Plan ("Gainsharing Plan"). The Gainsharing Plan is substantially similar to the Executive Bonus Plan, but does not include an Investment Component. Under the Gainsharing Plan, awards were based on performance in achieving profitability and growth targets, as measured by the Gainsharing Matrix, for both the Core Business and the individual participant's business unit or product.

Long-Term Incentive Component

     In 1998, the executive compensation program included long-term incentives through the grant of non-qualified stock options. This component is designed to encourage the long-term retention of key executives and to align executive compensation directly with the long-term enhancement of shareholder value. Stock option grants are intended to focus the executive on managing the Company from the perspective of an owner. The named executive officers and approximately 400 other management employees of the Company currently participate in the long-term incentive program.

     The stock options have an exercise price which is equal to the market price of the Company's Common Shares on the date of grant, contain provisions which defer vesting of the options for up to five years and may be exercised at any time during the five years following vesting. The value of a stock option depends directly on the future performance of the Company's Common Shares, since it has value to the recipient only if and to the extent that the price of the Company's Common Shares increases above the option exercise price.

     Stock option awards are normally made annually. A target award value, which varies by position, is established for each executive officer in order to bring total targeted compensation to the top of the survey range. In 1998, for the Company's executive officers, these target award values ranged from 100-275% of salary, depending on job classification. The target award value is then divided by a value per share developed through a modified Black-Scholes pricing model, to determine the number of option shares to be awarded. In 1998, the pricing model valued the stock options awarded to executive officers at $53.618 per share, which is 43.24% of the per share exercise price of $124.00. The following assumptions were used to derive the ratio: 10-year option term, .2587 annualized volatility rate, 5.7% risk free rate of return and .21% dividend yield, and an assumed annual attrition factor of 3% for each of the 5 years prior to vesting.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Peter B. Lewis, the Company's Chief Executive Officer, received cash compensation in the amount of $2,457,800 for 1998, consisting of an annual salary of $800,000 and an annual bonus award of $1,657,800, in addition to the non-cash compensation disclosed in the Summary Compensation Table and related footnotes on page 10. Mr. Lewis's salary has been reduced from a high of $1,198,077 in 1991, because the Committee desires to place more emphasis on the variable components of executive pay.

     Mr. Lewis's annual bonus target for 1998 was $1,080,000, an amount equal to 135% of his salary. For Mr. Lewis, 80% of his bonus target was based on the Core Business Gainsharing Component and 20% was based on the Investment Component. For 1998, the Core Business Gainsharing Component was determined by a Gainsharing Matrix which measures profitability and growth in net written premiums for the Company's Core Business. In 1998, the Company's Core Business achieved a CR of 91.4, with 32% adjusted growth in net written premiums (calculated by applying certain pre-established multipliers to encourage growth in selected product categories), resulting in a performance score of 1.815 for the Core Business Gainsharing Component. In addition, the Investment Component score was .417 compared to a target of 1.0. Applying the weighting factors to the performance scores for each of the components, and then combining the results, produced a Performance Factor of 1.535. Mr. Lewis therefore earned 153.5% of target, or $1,657,800, as his annual bonus.

     For the long-term incentive component of his compensation, on March 18, 1998, Mr. Lewis was awarded stock options to purchase 41,000 of the Company's Common Shares at an exercise price of $124.00 per share. This award vests on January 1, 2003, and was determined in accordance with the stock option formula described above.

OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     In 1993, the Internal Revenue Code of 1986 was amended by the Omnibus Budget Reconciliation Act of 1993 ("Budget Reconciliation Act"), which limits to $1 million per year the deduction allowed for Federal income tax purposes for compensation paid to the chief executive officer and the four other most highly compensated executive officers of a public company ("Deduction Limit"). This Deduction Limit, which became effective in 1994, does not apply to compensation paid under a plan that meets certain requirements for "performance-based compensation." To qualify for this exception, (a) the compensation must be payable solely on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more "outside directors"; (c) the material terms of the performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing prior to payment that the performance goals and any other material terms have been satisfied.

     Compensation attributable to a stock option award is deemed to satisfy the requirements for "performance-based compensation" if the award is made by a compensation committee comprised solely of two or more "outside directors," the plan under which the award has been granted is approved by shareholders and states the maximum number of shares with respect to which options may be granted during a specified period to any employee and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the award. Generally, the Deduction Limit does not apply to any compensation payable under a written contract that was in effect on February 17, 1993, or pursuant to a plan or arrangement approved by shareholders prior to December 20, 1993, provided certain requirements are met.

     It is the Company's policy to structure its incentive compensation programs to satisfy the requirements for the "performance-based compensation" exception to the Deduction Limit and, thus, to preserve the full deductibility of all compensation paid thereunder, to the extent practicable. The Company's stock incentive plans, as well as the Executive Bonus Plan, have been submitted to and approved by the Company's shareholders. Compensation awards under these Plans are designed to satisfy the requirements of the "performance-based compensation" exception to the Deduction Limit. Salaries and any perquisites are subject to approval of the Committee, but will not be submitted to a vote of shareholders, and thus will not be deductible if and to the extent that such compensation exceeds $1 million per year for any such executive.

SUMMARY

     The Committee believes that executive compensation should be linked to the creation of shareholder value. The Company's executive compensation program thus includes significant long-term incentives, through equity-based awards, which are tied to the long-term performance of the Company's Common Shares. The Committee recognizes, however, that while stock prices may reflect corporate performance over the long term, other factors, such as general economic conditions and varying investors' attitudes toward the stock market in general, and specific industries in particular, may significantly affect stock prices at any point in time. Accordingly, the annual cash components of the program, consisting of salary and annual bonus, emphasize individual performance and the realization of defined business objectives, which are independent of short-range fluctuations in the stock price.

     The executive compensation program thus has been designed to align executive compensation with both the Company's business goals and long-term shareholder interests. The Committee believes that the program, as implemented, is balanced and consistent with these objectives. The Committee will continue to monitor the operation of the program and cause the program to be adjusted and refined, as necessary, to ensure that it continues to support both corporate and shareholder goals.

                                        EXECUTIVE COMPENSATION COMMITTEE

                                        Donald B. Shackelford, Chairman
                                        Janet Hill
                                        Norman S. Matthews
                                        Paul B. Sigler

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's Common Shares ("PGR") to the Standard & Poor's 500 Index ("S & P Index") and the Value Line Property/Casualty Industry Group ("P/C Group") for the last five years.

                       CUMULATIVE FIVE-YEAR TOTAL RETURN*

                           PGR, S&P INDEX, P/C GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/98)

                                                           PGR                      S&P INDEX                   P/C GROUP
                                                           ---                      ---------                   ---------
 1993                                                    100.00                      100.00                      100.00
 1994                                                     87.00                      102.00                       99.00
 1995                                                    122.00                      140.00                      139.00
 1996                                                    169.00                      172.00                      178.00
 1997                                                    302.00                      230.00                      274.00
 1998                                                    427.00                      295.00                      278.00

*Assumes reinvestment of dividends.

Source: Value Line, Inc.

            ITEM 3:  PROPOSAL TO APPROVE THE PROGRESSIVE CORPORATION
                           1999 EXECUTIVE BONUS PLAN

GENERAL

     The Executive Compensation Committee of the Board of Directors (the "Committee") approved and adopted The Progressive Corporation 1999 Executive Bonus Plan (the "1999 Plan") on February 18, 1999, subject to approval by the Company's shareholders. The description herein is a summary of the 1999 Plan. The complete text of the 1999 Plan is filed as an exhibit to the Company's Annual Report on Form 10-K for the calendar year ended December 31, 1998.

     If approved by shareholders, the 1999 Plan will supersede and replace The Progressive Corporation 1997 Executive Bonus Plan for 1999 and subsequent years.

     The Company has designed an executive compensation program consisting of the following three components: salary, annual bonus and equity-based incentives in the form of stock options. The program is structured to reflect the market for executive compensation and to promote both the achievement of corporate goals and performance that is in the long-term interest of shareholders. While stock options or other equity-based awards reflect the long-term value created for shareholders, the annual bonus component focuses on current operating and investment results. If approved by shareholders, the 1999 Plan will provide the annual bonus component of total compensation for participants in that plan.

SHAREHOLDER APPROVAL REQUIREMENT

     The 1999 Plan is being submitted to the Company's shareholders for approval pursuant to the requirements of Section 162(m) of the Internal Revenue Code, as amended (the "Code"). Section 162(m) limits to $1 million per year the deduction allowed for Federal income tax purposes for compensation paid to a "covered employee" of a public company ("Deduction Limit"). Under Section 162(m), the term "covered employee" includes the chief executive officer and the four other most highly compensated executive officers of the Company. The Deduction Limit applies to compensation that does not qualify for any of the limited number of exceptions provided for in Section 162(m).

     Under Section 162(m), the Deduction Limit does not apply to compensation paid under a plan that meets certain requirements for "performance-based compensation." To qualify for this exception, the following requirements must be met: (a) the compensation must be payable on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more "outside directors;" (c) the material terms under which the compensation will be paid must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing that the performance goals have been satisfied prior to payment.

     It is the Company's policy to structure its incentive compensation programs to satisfy the requirements for the "performance-based compensation" exception to the Deduction Limit and, thus, to preserve the full deductibility of all compensation paid thereunder, to the extent practicable. As a consequence, the Committee has directed that the 1999 Plan be submitted to the Company's shareholders for approval in accordance with the requirements for the "performance-based compensation" exception to the Deduction Limit. If approved by shareholders, the 1999 Plan will become effective as of calendar year 1999 and compensation paid to "covered employees" under the 1999 Plan will not be subject to the Deduction Limit. If the shareholders fail to approve the 1999 Plan, it will not become effective. However, if the shareholders fail to approve the 1999 Plan, the Committee may consider adopting an alternative bonus program without shareholder approval, even though some or all of the payments made thereunder may be subject to the Deduction Limit, in order to maintain the competitiveness of the Company's executive compensation program.

ADMINISTRATION

     The 1999 Plan will be administered by the Committee, which consists of four Board members, all of whom are "outside directors," as defined under Section 162(m). The Committee has full authority to determine the manner in which the 1999 Plan will operate, to interpret the provisions of the 1999 Plan and to make all determinations thereunder. In addition, the Committee has authority to adopt, amend and repeal such rules, guidelines, procedures and practices governing the 1999 Plan as it shall, from time to time, deem advisable.

ELIGIBILITY FOR PARTICIPATION

     Participation in the 1999 Plan is limited to executive officers of the Company. The Committee has authority to select those executive officers who will participate in the 1999 Plan. There are currently 13 executive officers of the Company. Seven executive officers, Peter B. Lewis, Charles B. Chokel, W. Thomas Forrester, Daniel R. Lewis, Robert J. McMillan, Glenn M. Renwick and Alan R. Bauer have been selected to participate in the 1999 Plan for calendar year 1999. The Committee may change the number and identity of Plan participants from year to year.

PLAN OPERATION

     The 1999 Plan has been designed to link a significant portion of a participant's pay directly to the Company's operating or investment performance. Annual bonuses paid under the Plan ("Annual Bonuses") will be determined by application of the following formula:

         Annual Bonus = Salary Paid X Target Percentage X Performance Factor

     Salaries are established by the Committee no later than 90 days after commencement of the Plan year and are determined by market analysis, based on data reported in published national compensation surveys.

     For each participant, a Target Percentage is assigned based on market data and is intended to bring cash compensation to the high end of the market range for comparable positions when specified performance goals are met. Total cash compensation can exceed the market range if the specified performance goals are exceeded. For 1999, the Target Percentages for the participants in the 1999 Plan are: 125% for Mr. Chokel, 135% for Mr. Peter B. Lewis, 100% for Messrs. Bauer, Forrester, Daniel R. Lewis and McMillan and 90% for Mr. Renwick. The Target Percentages are determined and may be changed from year to year by the Committee, subject to the provisions of
Section 162(m) and the regulations promulgated thereunder, but may not exceed 150% for any participant.

     Under the 1999 Plan, the performance of each participant during a given Plan year will be measured by one or more of the following performance criteria: a Core Business Growth and Profitability Component, a Business Segment Performance Component, a Cost Structure Improvement Component and an Investment Performance Component ("Bonus Components"). For each participant, an appropriate combination of Bonus Components is selected based on the nature and scope of the participant's assigned responsibilities.

     The selected Bonus Components are assigned various weights by the Committee, which may vary among participants and may be changed from year to year by the Committee. The sum of the weighted performance scores for each of the Bonus Components assigned to a given participant equals the Performance Factor for that participant. The Performance Factor will equal 1.0 if specified performance goals are met, and can vary from 0 to 2.0 based on actual performance versus the pre-established objectives.

     The Core Business Growth and Profitability Component measures overall operating performance of the Company's Personal Lines segment (excluding Midland Financial Group, Inc.) and the commercial vehicle business unit (collectively, the "Core Business") for the Plan year. For purposes of this Bonus Component, operating performance is measured by a Gainsharing Matrix, as established by the Committee for the Plan year, which assigns a performance score to various combinations of profitability and growth outcomes. Under the Gainsharing Matrix, profitability is measured by the Gainsharing Combined Ratio and growth is measured by the year-to-year change in net written premium.

     The Gainsharing Combined Ratio is calculated using a formula under which target combined ratios are established for each product within the Company's Core Business ("Target CR's"). The Target CR's are then weighted based on the net earned premium generated by each such product and combined to produce a weighted Target CR. The actual combined ratio achieved by the Company's Core Business for the Plan year is then compared to the weighted Target CR and the result is used to compute the Gainsharing Combined Ratio. The Gainsharing Combined Ratio is then plotted against the change in net written premium on the Gainsharing Matrix to yield a performance score for the Core Business Profitability and Growth Component. The Gainsharing Matrix, as well as the profitability and growth targets, may be changed from year to year by the Committee.

     The Business Segment Performance Component measures the performance of a designated Business Segment in terms of any one or more of the following criteria selected by the Committee: profitability (measured by the combined ratio, weighted combined ratio, return on equity or return on revenue), growth (measured by net written premium, earned premium or revenues) or operating effectiveness (measured by systems availability or timeliness of response). A Business Segment may consist of a distribution channel, business unit, product, function, process or other business category, such as new or renewal business. The Committee may designate one or more Business Segment Performance Components for an individual participant for any Plan year and, for each such Component, will select the applicable criteria by which performance will be measured, the goals or range of goals to be achieved and the performance scores that will result from various levels of performance. The applicable performance criteria, related goals and resulting performance scores may be set forth in a Business Segment Performance Matrix or other format approved by the Committee. Business Segment Performance Components, performance criteria, goals and resulting performance scores may vary among participants and may be changed from year to year by the Committee.

     The Cost Structure Improvement Component measures success in achieving cost structure improvement for the Core Business, as a whole, or for an assigned Business Segment, if applicable. Results are reflected in a Cost Structure Improvement Score. For purposes of computing the Cost Structure Improvement Score, cost structure improvement is measured by comparing the sum of the GAAP Underwriting Expense Ratio ("Underwriting Expense Ratio") and Loss Adjustment Expense Ratio ("LAE Ratio") achieved for the Plan year (collectively, "Actual Expense Ratio") against defined expense objectives for that year, as established by or under the direction of the Committee ("Target Expense Ratio"). The Target Expense Ratio, including its individual components, may vary by Business Segment and/or for the Core Business as a whole, and may be changed from year to year by or under the direction of the Committee.

     The Investment Performance Component measures overall performance of the Company's investment activities. Initially, investment results for the individual segments of the Company's investment portfolio are compared against pre-established benchmarks. The resulting performance scores for the various segments are weighted by the amounts invested from time to time in each of the respective segments and the weighted performance scores are combined to produce an Investment Performance Score that reflects the overall investment performance of the portfolio. Segment classifications and benchmarks may be changed from year to year by the Committee.

     The Annual Bonus payable to any participant under the 1999 Plan for any Plan year may not exceed $3,000,000.

     For 1999, the maximum amount of benefits that may be paid under the 1999 Plan to the named executive officers who have been selected to participate in the Plan, and to all participating executive officers as a group, are as follows:

                               NEW PLAN BENEFITS

             THE PROGRESSIVE CORPORATION 1999 EXECUTIVE BONUS PLAN

                                                                MAXIMUM BENEFIT
                     NAME AND POSITION                           FOR 1999 ($)
                     -----------------                          ---------------
Peter B. Lewis
  Chairman, President and CEO - Insurance Operations........      $2,160,000
Charles B. Chokel
  CEO - Investments and Capital Management..................       1,000,000
W. Thomas Forrester
  Treasurer and Chief Financial Officer.....................         750,000
Daniel R. Lewis
  Independent Agent Distribution Leader.....................         750,000
Robert J. McMillan
  Direct Distribution Leader................................         750,000
Glenn M. Renwick
  Chief Information Officer.................................         720,000
Alan R. Bauer
  Internet Distribution Leader..............................         700,000
Executive Group,
  consisting of seven participants..........................      $6,830,000

AMENDMENTS AND TERMINATION

     The Committee, in its sole discretion, may terminate, amend or revise the 1999 Plan, in whole or in part, at any time; provided that any amendment or revision to the Plan which requires shareholder approval pursuant to Section 162(m) of the Code shall be subject to approval by the Company's shareholders. The Committee, without shareholder approval, may modify or change the Target Percentages and the selection, mix and relative weighting of Bonus Components for any participant, and the performance targets, benchmarks or other measurements and resulting scores for any Bonus Component, and may select the executive officers who will participate in the Plan from year to year.

OTHER MATERIAL PROVISIONS

     Actual performance results achieved for any Plan year, as used to calculate the performance score achieved for each of the applicable Bonus Components, must be certified by the Committee prior to payment of the Annual Bonus. The Annual Bonus for any Plan year will be paid to participants as soon as practicable after the Committee has certified performance results for the Plan year, but no later than the March 15 immediately following the end of the Plan year.

     Unless otherwise determined by the Committee, in order to be entitled to receive an Annual Bonus for any Plan year, the participant must be employed by the Company on the date designated for the payment thereof. Annual Bonus payments will be net of any legally required deductions for federal, state and local taxes and other items.

     Any participant in the 1999 Plan who is then eligible to participate in The Progressive Corporation Executive Deferred Compensation Plan (the "Deferred Plan") may elect to defer receipt of all or a portion of his or her Annual Bonus under the 1999 Plan under and in accordance with the provisions of the Deferral Plan.

     The right to an Annual Bonus may not be transferred, assigned or encumbered by any participant.

     The 1999 Plan has been adopted, and will be effective, as of January 1, 1999, subject to shareholder approval. If approved by shareholders, the 1999 Plan will be effective for 1999 and for each calendar year thereafter unless and until otherwise determined by the Committee.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 PLAN

     The Company is not entitled to deduct annual compensation in excess of $1 million paid to any "covered employee" for Federal income tax purposes unless such compensation meets the requirements for "performance-based compensation," as specified in Section 162(m) of the Code and the regulations promulgated thereunder. To meet such requirements, the compensation must be payable because of the attainment of objective performance goals established by a compensation committee of the board of directors that is comprised solely of two or more "outside directors" and approved by the shareholders after disclosure to them of the material terms of the performance goals under which compensation is payable under the plan. Further, before payment, the compensation committee must certify in writing that the performance goals have been satisfied.

     The 1999 Plan was established by the Committee, which is comprised solely of four "outside directors," and is being submitted to shareholders for approval. If the shareholders approve the 1999 Plan and the Committee subsequently certifies the attainment of the performance goals applicable to any Plan participant who is a "covered employee," the Company's deduction of payments of performance-based compensation made to such participant under the Plan will not be subject to the Deduction Limit.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the Company's Common Shares voting on this proposal (including abstentions), provided the total number of votes cast represents a majority of the outstanding Common Shares, is required for approval. Broker non-votes are not counted as voting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                            INDEPENDENT ACCOUNTANTS

     At the meeting of the Board of Directors of the Company held on February 19, 1999, the Board selected PricewaterhouseCoopers LLP to serve as the independent accountants for the Company and its subsidiaries for 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement about the Company's financial condition, if they desire to do so, and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the 2000 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting may do so in accordance with Securities and Exchange Commission Rule 14a-8 and is advised that the proposal must be received by the Secretary at the Company's principal executive offices located at 6300 Wilson Mills Road, Mayfield Village, Ohio 44143, not later than November 22, 1999. For those shareholder proposals which are not submitted in accordance with Rule 14a-8, the proxies designated by the Board may exercise their discretionary voting authority, without any discussion of the proposal in the Company's proxy materials, with respect to any proposal which is received by the Company after February 5, 2000.

                          SHAREHOLDER VOTE TABULATION

     Votes will be tabulated by or under the direction of Inspectors of Election, who may be regular employees of the Company. The Inspectors of Election will certify the results of the voting at the Annual Meeting.

     The proposal to fix the number of directors at twelve will be adopted if approved by the affirmative vote of a majority of the Company's outstanding Common Shares. Abstentions and broker non-votes, which are included in the number of shares outstanding, but not as affirmative votes, will have the same effect as a vote against this proposal.

     The director nominees who receive the greatest number of affirmative votes will be elected directors. Abstentions and broker non-votes thus will not affect the results of the election.

     The proposal to approve The Progressive Corporation 1999 Executive Bonus Plan will be adopted if approved by the affirmative vote of the majority of the Common Shares voting on the proposal (treating as voting all ballots marked as abstentions), provided a majority of the outstanding Common Shares are voted on the proposal. Broker non-votes are not counted as voting.

                                 OTHER MATTERS

     The solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally. The Company has engaged the firm of Morrow & Co., New York, New York, to assist it in the solicitation of proxies at an estimated cost of $16,000. Proxies may be solicited by directors, officers and employees of the Company without additional compensation.

     If the enclosed proxy is executed and returned, the shares represented thereby will be voted in accordance with any specifications made therein by the shareholder. In the absence of any such specifications, the proxies will be voted (a) FOR the proposal to fix the number of directors at twelve; (b) to elect the five nominees named under "Election of Directors" above and (c) FOR the proposal to approve The Progressive Corporation 1999 Executive Bonus Plan.

     The presence of any shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice to the Company or in open meeting.

     If any other matters shall properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board of Directors does not know at this time of any other matters that will be presented for action at the meeting.

                             AVAILABLE INFORMATION

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1998 (OTHER THAN CERTAIN EXHIBITS) AND A COPY OF THE PROGRESSIVE CORPORATION 1999 EXECUTIVE BONUS PLAN. REQUESTS FOR SUCH DOCUMENTS SHOULD BE SUBMITTED IN WRITING TO JEFFREY W. BASCH, CHIEF ACCOUNTING OFFICER, THE PROGRESSIVE CORPORATION, 6300 WILSON MILLS ROAD, MAYFIELD VILLAGE, OH 44143, OR BY TELEPHONE AT (440) 446-2851.

                                          By Order of the Board of Directors.

                                          David M. Schneider, Secretary

March 19, 1999

                               THE PROGRESSIVE CORPORATION

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                                 MEETING OF SHAREHOLDERS

             The undersigned hereby appoints W. Thomas Forrester, David M. Schneider and Dane A. Shrallow, and each of them, with full power of substitution, as proxies for the undersigned to attend the Annual Meeting of Shareholders of The Progressive Corporation, to be held at 6671 Beta Drive, Mayfield Village, Ohio, at 10:00 a.m., Cleveland time, on April 23, 1999, and thereat, and at any adjournment thereof, to vote and act with respect to all Common Shares of the Company which the undersigned would be entitled to vote, with all power the undersigned would possess if present in person, as follows:

          1. Proposal to fix the number of directors at twelve.
                                                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

          2. [ ] WITH or [ ] WITHOUT authority to vote (except as marked to the contrary below) for the election as directors of all five nominees listed below.

           Milton N. Allen, James E. Bennett III, Charles B. Chokel,
                      Charles A. Davis and Paul B. Sigler

             (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the space provided below.)

          ----------------------------------------------------------------------

          3. Proposal to approve The Progressive Corporation 1999 Executive Bonus Plan.
                                                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

                      (Continued, and to be dated and signed, on the other side)

                          (Continued from the other side)

          4. In their discretion, to vote upon such other business as may properly come before the meeting.

             THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES IDENTIFIED IN ITEM 2 ABOVE AND TO APPROVE THE PROPOSALS DESCRIBED IN ITEMS 1 AND 3 ABOVE.

             Receipt of Notice of Annual Meeting of Shareholders and the related Proxy Statement dated March 19, 1999, is hereby acknowledged.

                                              Date:                       , 1999
                                                   -----------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                                 Signature of Shareholder(s)

                                              PLEASE SIGN AS YOUR NAME OR NAMES
                                              APPEAR HEREON. IF SHARES ARE HELD
                                              JOINTLY, ALL HOLDERS MUST SIGN.
                                              WHEN SIGNING AS ATTORNEY,
                                              EXECUTOR, ADMINISTRATOR, TRUSTEE
                                              OR GUARDIAN, PLEASE GIVE YOUR FULL
                                              TITLE. IF A CORPORATION, PLEASE
                                              SIGN IN FULL CORPORATE NAME BY
                                              PRESIDENT OR OTHER AUTHORIZED
                                              OFFICER. IF A PARTNERSHIP, PLEASE
                                              SIGN IN PARTNERSHIP NAME BY
                                              AUTHORIZED PERSON.

                                                                      Exhibit 13

                          ----------------------------

                                  About the Art

                          ----------------------------


Each year, Progressive commissions an artist or a group of artists to create a body of work for our Annual Report which is inspired by a Progressive theme. This year, our inspiration is the American passion for car travel and the culture born from it. The artist is photographer Stephen Frailey. Stephen works by collaging found images to create new meaning from their juxtaposition. Frailey's work will become part of Progressive's growing collection of contemporary art.

                              ENTER

05 1998 Financial Highlights                15 Letter to Shareholders
06 Vision, Core Values and Objectives       33 Financial Review









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                                About Progressive

                          ----------------------------




The Progressive insurance organization began business in 1937. Progressive Casualty Insurance Company was founded in 1956 to be among the first specialty underwriters of nonstandard auto insurance. The Progressive Corporation, an insurance holding company formed in 1965, owns 82 subsidiaries and has one mutual insurance company affiliate. The companies provide personal automobile insurance and other specialty property-casualty insurance and related services throughout the United States and Canada.








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----------------------------

 1998 Financial Highlights

----------------------------



(millions-except per share amounts)                                              AVERAGE ANNUAL COMPOUNDED
                                                                                RATE OF INCREASE (DECREASE)
                                                                                ---------------------------
                                                                                           5-YEAR    10-YEAR
                                                       1998            1997   % CHANGE  1994-1998  1989-1998

FOR THE YEAR

  Direct premiums written                        $    5,451.3     $   4,825.2     13%      23%      15%
  Net premiums written                                5,299.7         4,665.1     14       24       15
  Net premiums earned                                 4,948.0         4,189.5     18       24       15
  Total revenues                                      5,292.4         4,608.2     15       22       15
  Operating income                                      449.3           336.0     34       18       17
  Net income                                            456.7           400.0     14       11       16
  Per share:(1)
     Operating income                                    6.01            4.46     35       18       19
     Net income                                          6.11            5.31     15       11       17
  Underwriting margin(2)                                 8.4%            6.6%               8        7


AT YEAR-END

  Consolidated shareholders' equity              $    2,557.1     $   2,135.9     20       21       20
  Common Shares outstanding                              72.5            72.3     --       --       (1)
  Book value per share                           $      35.27     $     29.54     19       23       21
  Market capitalization                          $   12,279.7     $   8,667.0     42       33       35
  Return on average shareholders' equity(2)              19.3%           20.9%             21       22


STOCK PRICE APPRECIATION(3)                                                    1-YEAR    5-YEAR  10-YEAR

  Progressive                                                                   41.6%    33.6%    37.2%
  S&P 500                                                                       28.5%    24.0%    19.1%




(1)Presented on a diluted basis.

(2)The 5-and 10-year amounts represent averages for the period, not rates of increase.

(3)Assumes dividend reinvestment.

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     --------------------------------------

       Vision, Core Values and Objectives

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Communicating a clear picture of Progressive by stating what we try to achieve (Vision), what guides our behavior (Core Values), what our people expect to accomplish (Objectives), and how we evaluate performance (Measurements), permits all people associated with Progressive to understand their role and enjoy their contributions.

------------

   VISION

------------


We seek to be an excellent, innovative, growing and enduring business by cost-effectively and profitably reducing the human trauma and economic costs of auto accidents and other mishaps, and by building a recognized, trusted, admired, business-generating brand. We seek to earn a superior return on equity and to provide a positive environment which attracts quality people who develop and achieve ambitious growth plans.

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                               -----------------

                                   CORE VALUES

                               -----------------

Progressive's Core Values are pragmatic statements of what works best for us in the real world. They govern our decisions and behavior. We want them understood and embraced by all Progressive people. Growth and change provide new perspective, requiring regular refinement of Core Values.

INTEGRITY We revere honesty. We adhere to high ethical standards, report promptly and completely, encourage disclosing bad news and welcome disagreement.

GOLDEN RULE We respect all people, value the differences among them and deal with them in the way we want to be dealt with. This requires us to know ourselves and to try to understand others.

OBJECTIVES We strive to communicate clearly Progressive's ambitious objectives and our people's personal and team objectives. We evaluate performance against all these objectives.

EXCELLENCE We strive constantly to improve in order to meet and exceed the highest expectations of our customers, shareholders and people. We teach and encourage our people to improve performance and to reduce the costs of what they do for customers. We base their rewards on results and promotion on ability.

PROFIT The opportunity to earn a profit is how the competitive free-enterprise system motivates investment to enhance human health and happiness. Expanding profits reflect our customers' and claimants' increasingly positive view of Progressive. We value all people's well-being and strive to give back to our communities.



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                     FINANCIAL OBJECTIVES AND MEASUREMENTS

                ------------------------------------------------


Consistent achievement of superior results requires that our people understand Progressive's objectives and their specific role, and that their personal objectives dovetail with Progressive's. Our objectives are ambitious yet realistic. We are committed to achieving financial objectives over rolling five-year periods. Experience always clarifies objectives and illuminates better strategies. We constantly evolve as we monitor the execution of our strategies and progress toward achieving our objectives.

RETURN ON SHAREHOLDERS' EQUITY Our most important financial goal is to achieve an after-tax return on shareholders' equity over a five-year period that is at least 15 percentage points greater than the rate of inflation (measured by the Consumer Price Index which was 1.6% in 1998, and averaged 2.4% over the past five years and 3.1% over the past ten years). Return on equity was 19.3% in 1998, and averaged 20.9% over the past five years and 21.8% over the past ten years.

PROFITABILITY Progressive is driven by the goal of producing a 4% underwriting profit over the entire retention period of a policyholder. Overall, we had an underwriting profit of 8.4% in 1998, 8.0% for the past five years and 6.5% for the past ten years. Estimated industry results for the personal auto insurance market were underwriting gains of .3% in 1998 and underwriting losses of .5% and 2.5%, for the past five and ten years, respectively.

GROWTH We seek increases in net premium volume that are at least 15 percentage points greater than the rate of inflation. Company-wide net premiums written increased 13.6% in 1998, 23.8% compounded annually over the past five years and 15.3% over the past ten years. Net premiums written in the personal auto insurance market for the same periods grew 3.9%, 4.8% and 5.4%.

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ACHIEVEMENTS We are convinced that the best way to maximize shareholder value is to achieve these financial objectives consistently. A shareholder who purchased 100 shares of Progressive for $1,800 in our first public stock offering on April 15, 1971, owned 7,689 shares on December 31, 1998, with a market value of $1,302,000, for a 26.8% compounded annual return, compared to the 9.5% return achieved by investors in the Standard & Poor's 500 during the same period. In addition, the shareholder received dividends of $1,922 in 1998, bringing total dividends received to $18,266 since the shares were purchased.

   In the ten years since December 31, 1988, Progressive shareholders have realized compounded annual returns of 37.2%, compared to 19.1% for the S&P 500. In the five years since December 31, 1993, Progressive shareholders' returns were 33.6%, compared to 24.0% for the S&P 500. In 1998, the returns were 41.6% on Progressive shares and 28.5% on the S&P 500.


----------------------------------------

  1998 OBJECTIVES AND ACCOMPLISHMENTS

----------------------------------------

                                                              LAST       LAST
                                                   1998     5 YEARS    10 YEARS
RETURN ON SHAREHOLDERS' EQUITY
    Objective                                      16.6%      17.4%       18.1%
    Accomplishment                                 19.3       20.9        21.8
UNDERWRITING PROFIT (LOSS)
    Objective                                       4.0        4.0         4.0
    Accomplishment                                  8.4        8.0         6.5
    Industry-Personal Auto Insurance Market          .3        (.5)       (2.5)
GROWTH (ANNUALIZED)
    Objective                                      16.6       17.4        18.1
    Accomplishment                                 13.6       23.8        15.3
    Industry-Personal Auto Insurance Market         3.9        4.8         5.4



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The repurchase of Progressive stock is another way the Company increases shareholder value. Over the years, when we have had adequate capital and Progressive's stock was attractively priced, we have repurchased our shares. Since 1971, we spent $613.7 million repurchasing our shares, at an average cost of $7.44 per share. During 1998, we repurchased 404,079 Common Shares, including 11,079 Common Shares repurchased to offset obligations under various employee benefit plans.













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                       -----------------------------------

                             Letter to Shareholders

                       -----------------------------------

For 34 years, writing annually to shareholders has been my way to describe Progressive's achievements and aspirations, and to explain our current performance and prospects. I try to do it in a way that lets anyone interested in Progressive understand the value of and reasons for what Progressive does.

   Since 1965, Progressive has grown faster and more profitably than other auto insurers. By 1988, we were the largest, fastest-growing, most-profitable insurer specializing in high-risk auto insurance sold by Independent Insurance Agents. This was achieved by Progressive's smart and creative people working hard to serve auto insurance consumers better than competitors. In 1988, California consumer activists turned their constituents' rage against escalating auto insurance costs into laws and regulations that threatened auto insurance as a free-enterprise activity. Progressive's strategic response has been to create a new value proposition with redefined service, distribution and product that enhances consumers' auto insurance experience.

Today, we offer auto insurance to every licensed driver, selling many ways while innovating in claims, technology, pricing and consumer brand building. We first changed claim service so we could respond to most claims within a few hours of their being reported, any time, any day. Next, we made all services available 24 hours a day, 7 days a week and developed rates for all licensed owners and drivers. Then we distributed in the many different ways consumers wanted to buy-in person from Independent Agents, by telephone through 1 800 AUTO PRO(R) or online at progressive.com. Another innovation was offering competitor premium comparisons. We use a combination of television, direct mail and other media to urge consumers to consider Progressive's unique combination of price and service. As important as Independent Agents continue to be to Progressive, we no longer depend solely on them choosing us for their nonstandard risks.

   Progressive seeks to be consumers' #1 choice for auto insurance. Progressive's Personal Lines net premiums written of $4.9 billion (93% of Progressive's total net premiums written) were 4.0% of the industry's U.S. personal lines insurance premiums, making Progressive the 5th largest U.S. auto insurer. We had another year of excellent financial performance in 1998, notwithstanding the aggressive competition in auto insurance history. Progressive's underwriting profit margin was 8.4% (industry was .3%), compared to 6.6% in 1997.

   Although proud of our achievements, all Progressive people understand that our customers, agents, partners and shareholders care only about what we WILL do for them-no matter what we have already done for them. Competitors are imitating Progressive's consumer-focused innovations. Industry-wide auto insurance service is generally better. Auto insurance premiums are stable or declining due to continuing trends with respect to safer cars and roads, the impaired driving crackdown, better law enforcement and insurers operating more efficiently.




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Because auto insurance rates are based on history, and because experience steadily improves, we are in the midst of the most profitable period in 20 years. There is an explosion in consumer advertising for auto insurance. Many insurers are increasing producer incentives and many more are reducing rates. Soon operating margins may shrink and be negative for the industry as a whole. These circumstances historically have energized Progressive's great people to focus their knowledge, creativity and effort to serve our customers even better and more efficiently, to achieve our profit and growth aspirations.

To become consumers' #1 choice for auto insurance, Progressive seeks to provide a competitive price for all drivers AND to produce at least a 4% underwriting profit over the total time a person is insured by Progressive. We seek customers for life and are more focused on retaining customers longer. To do this, and to attract new customers, we will promote our brand based on Progressive's unique customer proposition. We "kicked off" 1999 brand building by sponsoring the Super Bowl(TM) XXXIII Halftime Show and by introducing new commercials featuring E.T. as spokesterrestrial for Progressive's commitment to reduce the trauma and costs of accidents by reducing their frequency and severity.

   Customer focus has driven Progressive's innovation over the past decade. We will work hard in 1999 to expand and improve the ways in which consumers become Progressive customers and will foreclose no distribution option. We know that costs must continue to come down for us to accomplish our vision and achieve our financial objectives. We continue to improve claim operations, trying to reduce claim costs faster than competitors. We continue to work hard to eliminate work and simplify processes, obtain economies of




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scale, and reduce cycle times and costs, thereby improving customer satisfaction and lowering customer cost. We regularly measure more activities more precisely to understand them better and to improve performance.

   We refine the definition and delivery of Immediate Response(R) claims service as we gain greater understanding of customer/claimant needs. Progressive's Immediate Response Vehicles (painted white with PROGRESSIVE emblazoned in blue on the side) travel America's streets providing the help and counseling people need when they are unfortunate enough to have an auto mishap and reinforcing the defining service standard only available from us.




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                            -----------------------

                                OUR ORGANIZATION

                            -----------------------

More customers and changing business processes require the talent and energy of people who are better trained, harder working and better paid. How we train, motivate, evaluate and compensate our people and how we organize are critical to Progressive's success. Auto insurance differs greatly by community because regulations differ by state and because traffic, law enforcement, cultural attitudes, insurance agents, medical services and auto repair facilities differ by community. Our matrix organization enables Progressive to meet varied local conditions under a cohesive set of policies that ensure consistency and control, while sustaining experimentation and excitement.

   Progressive's 44 State and Community Managers actually run the business in their state(s). State Managers are measured and paid based on profit and growth in their state(s) or region. They manage claims, distribution, advertising budgets, price levels, agent development, regulation and community relations for their state. State Managers decide their state(s) organization, including appointing Community Managers with responsibilities similar to their own for a large part of the state.

   State Managers report to members of the "Policy Team" which in 1999 includes two CEOs (Insurance Operations, Investments and Capital Management), four Distribution Leaders (Independent Agent, 1 800 AUTO PRO(R), progressive.com, Strategic Alliances), Chief Pricing/Product Officer, Chief Claim Officer, Chief Financial Officer, Chief Information Officer, Chief Human Resources Officer and Chief Communications Officer. The Distribution Leaders are challenged to develop and manage product offerings and customer service processes tailored to the unique requirements of customers who discover and select Progressive through different distribution modes.

   Progressive's organization is like a growing cell inhabited by nearly 16,000 people, many soaring from team to team and task to task. The sphere's skin is kept taut by straight lines between people which define the relationship of the people connected by them (e.g. boss, former boss, direct report, former direct report, relative, etc.). These relationships change constantly, responding to business and personal needs. We eliminate organization confusion by being clear and current about performance objectives, standards, measurements and rewards for each team and each person. We help our people understand how their good work enhances our customers' well-being, our shareholders' value, our agents' prosperity, our partners' profits and their personal opportunities.

   Objectives are regularly reviewed and renegotiated. Performance against objectives is regularly and completely reported on and monitored. The whole process is validated and reinforced by Progressive's performance-based employee incentive compensation program, which paid $85.8 million for 1997 and $107.5 million for 1998. Progressive stays flexible by having people expect the organization, their objectives and the Gainsharing formula to change regularly.


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                       ---------------------------------

                            PERSONAL LINES BUSINESS

                       ---------------------------------

Ninety-three percent of Progressive's net premiums written is insurance for private passenger automobiles, motorcycles and recreational vehicles. Net premiums written for the Personal Lines business was $4,922.3 million, 15% more than the $4,288.8 million in 1997. The underwriting profit margin was 7.9%, compared to 6.3% in 1997. In 1998, we celebrated a milestone in our motorcycle product expansion by taking over market share leadership from State Farm.

PRODUCT STRATEGY-COMPETITIVE RATES FOR ALL RISK PROFILES In 1997, we reported that introducing financial responsibility as an auto insurance rating factor would result in more competitive rates for many consumers. In 1998, we used financial responsibility in 43 states and began to refine and improve our product design. We expect product design and pricing methods to evolve constantly, based on our developing understanding of loss data, work flows, market conditions and technology, as well as consumer acceptance of our brand as an insurer for all drivers. We introduced the next generation of product design in mid-1998 and expect to have it in markets representing 80% of premium by April 1999. Early results suggest we are attracting more drivers from all risk profiles and retaining them longer.

BRAND STRATEGY - BE PROGRESSIVE In 1998, we expanded Progressive's brand promotion and the service and price proposition it stands for by introducing our television advertising in 43 additional markets, bringing the total number of markets in which we regularly advertise to 83. We expanded our national fleet of distinctively marked Immediate Response Vehicles, increased our visibility in the Independent Agency channel with prominent Progressive Authorized Independent Agent signs and significantly increased advertising related to our Internet site, all aimed at substantially increasing awareness of Progressive, what we offer, and what it means to BE PROGRESSIVE.

Customers evaluate our brand by the experiences we provide them. We measure customer satisfaction and our performance with a combination of surveys, customer response requests, phone monitoring and mystery shopping. Delivering superior service depends on hiring superb people and training them all very well. During 1998, we successfully hired and trained over 3,800 people companywide, including claim representatives, policy service representatives, sales representatives, and technology and management staff, and provided ongoing training to several thousand employees across each service experience. We employ a variety of techniques including aptitude simulations before hiring, coaching/ mentoring programs, team quality and productivity objectives, and performance-based promotion to develop and empower exceptional people and deliver consistently good customer experiences.

MARKETING STRATEGY-MANY WAYS TO BUY To accommodate consumer preferences, we offer our products through more than 30,000 Independent Insurance Agents, by calling 1 800 AUTO PRO(R) or by visiting our Web site, progressive.com. We are the market leader in selling auto insurance through Independent Agents and seek ever stronger ties between us and Independent Agents and their customers. In 1998, there was considerable development in agent systems to greatly improve Agents' ability to quote accurately, to retrieve policyholder information, to receive rate and software updates electronically, to eliminate paper and to use the Internet to communicate with us.




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Our fastest growing distribution channel is 1 800 AUTO PRO(R), making Progressive a leading direct writer of auto insurance. To support growth, we expanded to five call center locations in 1998 and focused on sales effectiveness training, measurement and call center management. Progressive is the market leader in selling auto insurance on the Internet. Consumers can comparison shop online for auto insurance in 47 states and can actually buy online in 23 states plus the District of Columbia. In 1998, we introduced "Personal Progressive," an online Internet-based system providing consumers access to their own policy information and allowing them to process certain changes and premium payments.

   In 1998, our Strategic Alliances channel surpassed 200 active alliances with companies that influence their constituents to buy Progressive's products. Our expanded and improved product and offering rates for all drivers greatly expand the opportunities for direct and affinity marketing programs aimed at all risks to be sold through these long-term, exclusive alliances.

   Midland Financial Group, acquired in 1997, underwrites and markets nonstandard private passenger auto insurance, under the Midland name, through Independent Agents in 11 southeastern and western states.

   In 1999, because different distribution channels and the customer sets they attract present different business opportunities and challenges, each channel will be led by a Policy Team member. We seek to maximize the opportunities within each distribution channel, while maintaining both the integrity of brand experience for all customers and the ability to leverage our service and technology infrastructures. However our customers decide to buy, we want them to understand and benefit from the following Progressive service offerings.

SERVICE STRATEGY-WHEN AND WHERE YOU WANT IT Assistance after an accident or other loss is Progressive's most important service. We implore our customers to call 1-800-274-4499 immediately after any incident. Twenty-four hours a day, 7 days a week, Progressive people take claim report telephone calls, obtain the relevant information, authorize emergency measures and dispatch Progressive claim representatives to meet customers as quickly as possible, usually within hours.

AROUND-THE-CLOCK SERVICE. Consumers want to do business when it's convenient for them, so we operate 24 hours a day, 7 days a week, providing insurance sales and policy change assistance, as well as the critically important Immediate Response(R) claims service. Our customers come to depend on this level of service, which we support by continuous real-time monitoring of internal systems performance, threatening weather and other natural disasters. This approach allows us immediately to reconfigure voice and data networks and to activate disaster response teams when required.








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                            ------------------------

                                OTHER BUSINESSES

                            ------------------------

The Company's other lines of business include writing insurance for small fleets of commercial vehicles, collateral protection and loan tracking for auto lenders and financial institutions, directors' and officers' liability and fidelity coverage for American Bankers Association member community banks and independent credit unions, and providing related claims, underwriting and system services. Revenues in these businesses were $405 million in 1998, compared to $402 million last year. Pretax operating profit was $62 million, compared to $37 million last year, up 68%, and return on revenue was 15.3%, compared to 9.2% in 1997. Most of these businesses are in markets that are declining in size.





                    ---------------------------------------

                       INVESTMENTS AND CAPITAL MANAGEMENT

                    ---------------------------------------

Progressive employs a conservative approach to investments and capital management, intended to ensure that there is sufficient capital to support all the insurance premium that we can profitably write. Our objectives are to finance growth internally, to sustain an A or better senior debt rating, to have lower debt cost than peer companies and to repurchase stock cost-effectively. Progressive's senior debt was rated A+ and A2 by S&P and Moody's, respectively, at year-end 1998 and our debt to debt plus capital ratio was 23.3%. During 1998, we repurchased 393,000 shares at an average cost per share of $104. We filed a shelf registration to issue $300 million of senior debt intended to replace $300 million of debt expiring at year-end 2000.

   Asset allocation considers the capital we have in excess of that required to support premiums planned over the next three years, anticipated liquidity needs and our analysis of the expected risks and returns on various assets. At year-end 1998, $4,532.9 million, 79.9% of our total invested assets, was investment-grade, fixed-maturity securities, compared to $4,168.3 million in 1997, 79.1%. Non-investment-grade fixed-maturity securities were $128.0 million, 2.3% of total invested assets, compared to $132.5 million in 1997, 2.5%. The portfolio's duration was 2.8 years at year-end 1998, in the middle of our target range.

   Common stocks were $636.9 million, 11.2% of total invested assets, compared to $620.8 million and 11.8% at year-end 1997. Our 3.7% total return underperformed the S&P 500's 28.5% because we overweighted smaller capitalization "value style" companies and foreign equities.

   Included in our non-investment-grade fixed-maturity securities and our common stock portfolio are $299.6 million, 5.3%, of other risk assets. Other risk assets include such items as high yield and distressed debt, private equities and warrants, and mezzanine investments. No individual security in the other risk asset portfolio comprised more than one percent of Progressive's total investment portfolio. Our total return on the average amount invested in this asset class in 1998 was (4.4)%.

   In 1998, Progressive earned $221.3 million of investment income after tax, compared to $205.3 million in 1997. Realized gains were $11.4 million in 1998, compared to $98.5 million in 1997. As of year-end 1998, there were $174.3 million in unrealized gains, compared to $188.4 million at year-end 1997. The weighted average fully taxable equivalent book yield of the portfolio was 6.3% in 1998, compared to 6.6% in 1997.



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                                ---------------

                                     RISKS

                                ---------------

LEGISLATIVE AND REGULATORY Highly complex regulation becomes more ambiguous in a technology-driven economy and compliance with the variety of state regulatory systems becomes more difficult. As Progressive innovates and grows, our "cutting-edge" programs increase the risk of regulatory scrutiny. The constant attention of the plaintiff bar to the insurance industry increases the risk of added liabilities not contemplated when premiums were set.

ADVERTISED BRAND Heightened consumer awareness of the Progressive brand requires ever higher performance standards. We regularly monitor consumer reaction to our advertising and assess their service delivery expectations. We continually seek ways to exceed consumer expectations in innovative and low-cost ways.

UNPREDICTABLE UNDERWRITING MARGIN AND GROWTH RATE Our goal is to achieve a 4% underwriting profit over the entire retention period of a policyholder and we monitor closely to ensure rates are adjusted promptly and adequately. However, we cannot predict with precision the timing and pace of changes in underwriting margins, retention or the rate of growth.

HOMEOWNERS INSURANCE Because many consumers buy auto and homeowners insurance together, we plan to test offer a homeowners product in 1999, expanding thereafter based on what we learn from the tests. Inexperience exposes us to underwriting losses. Broad implementation could create underserved market issues and aggregate exposures requiring precise measurement and conservative management.

COMPETITOR RESPONSE Competitors notice Progressive's profitability and growth and then attempt to copy our approach to improving auto insurance consumers' experience. We cannot predict whether or when competitive tactics will influence our profitability and growth, and/or if their attempts to attract our excellent people will succeed. We constantly monitor competitors and improve our products and services to keep them among the industry's best.

Y2K Between 1995 and 1998, nearly 100% of our system applications were remediated. Critical applications are being tested in our Year 2000 Time Warp Lab, an autonomous production environment simulating year 2000 operating time frames. We are well under way in ensuring that mainframe computers, servers, personal computers, operating systems, desktop applications and telecommunications hardware and software are compliant. We have completed contingency plans for all of our business processes and are assessing and testing key business partners' readiness. During 1999, we will continue to test, refine and challenge all our preparations. Nonetheless, Progressive, like other well-prepared institutions, is subject to Y2K risks we cannot anticipate, eliminate or quantify.



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                             ----------------------

                                   THE FUTURE

                             ----------------------

In 1998, I turned 65 and recovered from an illness. It became clear that managing a smooth CEO succession that left people confident about Progressive's future would be the best thing I could do for the organization I am so proud of and care so much about. On January 1, 1999, Progressive's CEO responsibility was divided so that we now have a CEO-Insurance Operations and a CEO-Investments and Capital Management. Chuck Chokel, formerly CFO, became CEO-Investments and Capital Management and I remain CEO-Insurance Operations. In 1998, we also codified the Board structure, composition and protocols that resulted in clarifying the role of Chairman of the Board, as distinct from the CEO. I remain Chairman of the Board. There are no plans now to appoint a new CEO-Insurance Operations. However, I am delighted to have a structure in place that allows it and will permit me to contribute.

   Progressive leads a wave of change in the United States' system for dealing with auto accident injuries and property damage. We reduce auto accident victims' trauma and cost. We are being rewarded for leadership and commitment. Our success so far encourages us to expand at a pace that tests our ability to provide the service we aspire to deliver.

   We begin 1999 as we have begun all other years-excited, respectful of the challenges implicit in our objectives and strategy, humbled by our failures, proud of having responded to them and comfortable that our excellent people will continue to achieve superior results. Much will be required to realize our vision. At Progressive, it is always as if we are just beginning our business. We see a future that is brighter than ever.

   We deeply appreciate the customers we are privileged to serve. Thank you for your business. Thanks to the more than 30,000 Independent Insurance Agents who did business with Progressive in 1998. We are grateful for our shareholders' continued confidence. To the 15,735 men and women who make Progressive a great company, thanks for all your contributions in 1998 and for the promise you bring to our future.



                                Joy, Love and Peace

                                /s/ Peter Lewis


                                Peter B. Lewis
                                Chairman, President and Chief Executive Officer-Insurance Operations












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                     ------------------------------------
                            1998 Financial Review
                     ------------------------------------








34 Consolidated Financial Statements

48 Management's Discussion and Analysis

52 Ten Year Summaries

56 Quantitative Market Risk Disclosures

58 Analysis of Loss and LAE Development

58 Direct Premiums Written by State

59 Quarterly Financial and Common Share Data






                                       3
                                       3

                    ---------------------------------------

                        Consolidated Statements of Income

                    ---------------------------------------



                                             (millions-except per share amounts)


For the years ended December 31,                                         1998          1997        1996


NET PREMIUMS WRITTEN                                                  $ 5,299.7    $ 4,665.1    $ 3,441.7
                                                                    =====================================
REVENUES

  Premiums earned                                                     $ 4,948.0    $ 4,189.5    $ 3,199.3
  Investment income                                                       294.8        274.9        225.8
  Net realized gains on security sales                                     11.4         98.5          7.1
  Service revenues                                                         38.2         45.3         46.2
---------------------------------------------------------------------------------------------------------
  Total revenues                                                        5,292.4      4,608.2      3,478.4
---------------------------------------------------------------------------------------------------------
EXPENSES

  Losses and loss adjustment expenses                                   3,376.3      2,967.5      2,236.1
  Policy acquisition costs                                                659.9        607.8        482.6
  Other underwriting expenses                                             495.8        336.0        208.5
  Investment expenses                                                       7.4          9.9          6.1
  Service expenses                                                         30.8         43.9         41.9
  Interest expense                                                         61.1         64.6         61.5
---------------------------------------------------------------------------------------------------------
     Total expenses                                                     4,631.3      4,029.7      3,036.7
---------------------------------------------------------------------------------------------------------

NET INCOME

  Income before income taxes                                              661.1        578.5        441.7
  Provision for income taxes                                              204.4        178.5        128.0
---------------------------------------------------------------------------------------------------------
     Net income                                                       $   456.7    $   400.0    $   313.7
                                                                    =====================================

COMPUTATION OF EARNINGS PER SHARE

  Net income                                                          $   456.7    $   400.0    $   313.7
  Less: Preferred Share dividends                                            --           --         (3.5)
        Excess Preferred Share liquidation price over cost basis             --           --         (2.9)
---------------------------------------------------------------------------------------------------------
  Income available to common shareholders                             $   456.7    $   400.0    $   307.3
                                                                    =====================================
  Basic:
  Average shares outstanding                                               72.5         72.0         71.6
                                                                    =====================================
        Per share                                                     $    6.30   $     5.56   $     4.29
                                                                    =====================================
  Diluted:
  Average shares outstanding                                               72.5         72.0         71.6
  Net effect of dilutive stock options                                      2.2          3.3          2.6
---------------------------------------------------------------------------------------------------------
     Total equivalent shares                                               74.7         75.3         74.2
                                                                    =====================================
        Per share                                                     $    6.11    $    5.31    $    4.14
                                                                    =====================================




See notes to consolidated financial statements.


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                                       4

                     --------------------------------------

                          Consolidated Balance Sheets

                     --------------------------------------


                                                                      (millions)


December 31,                                                                            1998        1997

ASSETS
  Investments:
    Available-for-sale:
      Fixed maturities, at market (amortized cost: $4,171.6 and $3,836.8)           $  4,219.0   $  3,891.4
      Equity securities, at market:
        Preferred stocks (cost: $374.3 and $333.9)                                       376.5        348.8
        Common stocks (cost: $512.2 and $501.9)                                          636.9        620.8
    Short-term investments, at amortized cost (market: $441.9 and $409.4)                441.9        409.4
-----------------------------------------------------------------------------------------------------------
       Total investments                                                               5,674.3      5,270.4
  Cash                                                                                    18.6         23.3
  Accrued investment income                                                               53.1         44.3
  Premiums receivable, net of allowance for doubtful accounts of $34.0 and $32.4       1,456.2      1,160.8
  Reinsurance recoverables                                                               281.0        317.5
  Prepaid reinsurance premiums                                                            77.7         79.8
  Deferred acquisition costs                                                             299.1        259.6
  Income taxes                                                                           192.9        116.5
  Property and equipment, net of accumulated depreciation of $194.1 and $158.3           376.2        260.4
  Other assets                                                                            34.0         27.0
-----------------------------------------------------------------------------------------------------------
        Total assets                                                                $  8,463.1   $  7,559.6
                                                                                  =========================

LIABILITIES AND SHAREHOLDERS' EQUITY
  Unearned premiums                                                                 $  2,329.7   $  1,980.1
  Loss and loss adjustment expense reserves                                            2,188.6      2,146.6
  Policy cancellation reserve                                                             29.1         34.7
  Accounts payable and accrued expenses                                                  582.0        486.4
  Debt                                                                                   776.6        775.9
-----------------------------------------------------------------------------------------------------------
        Total liabilities                                                              5,906.0      5,423.7
-----------------------------------------------------------------------------------------------------------
  Shareholders' equity:
    Common Shares, $1.00 par value (authorized 300.0, issued 83.1,
      including treasury shares of 10.6 and 10.8)                                         72.5         72.3
    Paid-in capital                                                                      448.3        412.8
    Accumulated other comprehensive income:
      Net unrealized appreciation on investment securities                               113.3        122.3
      Other                                                                               (9.6)        (6.3)
    Retained earnings                                                                  1,932.6      1,534.8
-----------------------------------------------------------------------------------------------------------
      Total shareholders' equity                                                       2,557.1      2,135.9
-----------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                                  $  8,463.1   $  7,559.6
                                                                                  =========================



See notes to consolidated financial statements.


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    -----------------------------------------------------------------------

           Consolidated Statements of Changes in Shareholders' Equity

    -----------------------------------------------------------------------


                                             (millions-except per share amounts)


For the years ended December 31,                                    1998                    1997                  1996
                                                          ---------------------   ---------------------   ---------------------

RETAINED EARNINGS
  Balance, Beginning of year                              $  1,534.8              $  1,155.2              $    899.8
   Net income                                                  456.7    $ 456.7        400.0    $ 400.0        313.7    $ 313.7
                                                                        -------                 -------                 -------
   Cash dividends on Preferred Shares
     (9 3/8% annually)                                            --                      --                    (3.2)
   Cash dividends on Common Shares ($.25, $.24
     and $.23 per share)                                       (18.1)                  (17.3)                  (16.4)
   Treasury shares purchased: Common Shares                    (39.8)                   (2.7)                  (35.5)
                              Preferred Shares                    --                      --                     (.3)
   Preferred Shares redeemed                                      --                      --                    (2.9)
   Other, net                                                   (1.0)                    (.4)                     --
-------------------------------------------------------------------------------   ---------------------   ---------------------
Balance, End of year                                      $  1,932.6              $  1,534.8              $  1,155.2
-------------------------------------------------------------------------------   ---------------------   ---------------------
ACCUMULATED OTHER COMPREHENSIVE
      INCOME, NET OF TAX
  Balance, Beginning of year                              $    116.0              $     68.4              $     45.5
    Change in unrealized appreciation (depreciation)                       (9.0)                   48.3                    22.9
    Other                                                                  (3.3)                    (.7)                     --
                                                                        -------                 -------                 -------
    Other comprehensive income (loss)                          (12.3)     (12.3)        47.6       47.6         22.9       22.9
-------------------------------------------------------------------------------   ---------------------   ---------------------
  Balance, End of year                                    $    103.7              $    116.0              $     68.4
-------------------------------------------------------------------------------   ---------------------   ---------------------
COMPREHENSIVE INCOME                                                    $ 444.4                 $ 447.6                 $ 336.6
                                                                        =======                 =======                 =======

PREFERRED SHARES, NO PAR VALUE
  Balance, Beginning of year                              $       --              $       --               $    83.6
    Redemption of shares                                          --                      --                   (77.9)
    Treasury shares purchased-cost basis                          --                      --                    (5.7)
-------------------------------------------------------------------------------   ---------------------   ---------------------
  Balance, End of year                                    $       --              $       --                $     --
-------------------------------------------------------------------------------   ---------------------   ---------------------

COMMON SHARES, $1.00 PAR VALUE

  Balance, Beginning of year                              $     72.3              $     71.5              $     72.1
    Stock options exercised                                       .6                      .8                      .4
    Treasury shares purchased                                    (.4)                     --                    (1.0)
-------------------------------------------------------------------------------   ---------------------   ---------------------
  Balance, End of year                                    $     72.5              $     72.3              $     71.5
-------------------------------------------------------------------------------   ---------------------   ---------------------


PAID-IN CAPITAL
  Balance, Beginning of year                              $    412.8              $    381.8              $    374.8
    Stock options exercised                                     10.9                    13.3                     6.5
    Tax benefits on stock options exercised                     25.6                    17.6                     5.9
    Treasury shares purchased                                   (2.4)                    (.2)                   (5.4)
    Other                                                        1.4                      .3                      --
-------------------------------------------------------------------------------   ---------------------   ---------------------
  Balance, End of year                                    $    448.3              $    412.8              $    381.8
-------------------------------------------------------------------------------   ---------------------   ---------------------

TOTAL SHAREHOLDERS' EQUITY                                $  2,557.1              $  2,135.9              $  1,676.9
                                                          ==========              ==========              ==========



There are 20.0 million Serial Preferred Shares authorized. In May 1991, the Company sold 4.0 million 9 3/8% Serial Preferred Shares, Series A; all remaining Preferred Shares were redeemed, at the Company's option, on May 31, 1996, at a cost of $25 per share, plus accrued and unpaid dividends through the redemption date.

There are 5.0 million Voting Preference Shares authorized; no such shares have been issued.


See notes to consolidated financial statements.



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                                       6

                 ---------------------------------------------

                     Consolidated Statements of Cash Flows

                 ---------------------------------------------

                                                                      (millions)

For the years ended December 31,                                 1998                1997                1996

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                 $    456.7         $    400.0         $    313.7
  Adjustments to reconcile net income to net
    cash provided by operating activities:
  Depreciation and amortization                                    56.1               36.6               23.8
  Net realized gains on security sales                            (11.4)             (98.5)              (7.1)
  Changes in:
    Unearned premiums                                             349.6              442.3              257.7
    Loss and loss adjustment expense reserves                      42.0              204.6              190.1
    Accounts payable and accrued expenses                          76.7               49.9               50.1
    Policy cancellation reserve                                    (5.6)              (8.6)               2.5
    Prepaid reinsurance premiums                                    2.1               33.3              (15.3)
    Reinsurance recoverables                                       36.5               62.7               28.1
    Premiums receivable                                          (295.4)            (310.9)            (170.9)
    Deferred acquisition costs                                    (39.5)             (52.7)             (18.2)
    Income taxes                                                  (71.3)             (67.8)             (16.3)
    Other, net                                                     21.5               43.8               14.0
--------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                   618.0              734.7              652.2
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases:
    Available-for-sale: fixed maturities                       (3,998.8)          (6,764.3)          (4,447.2)
                        equity securities                        (942.9)            (658.2)            (725.3)
  Sales:
    Available-for-sale: fixed maturities                        3,210.2            5,840.0            3,306.3
                        equity securities                         774.3              581.7              537.7
  Maturities, paydowns, calls and other:
    Available-for-sale: fixed maturities                          419.9              578.0              465.7
                        equity securities                         126.0              125.4               62.5
    Net (purchases) sales of short-term investments               (32.5)            (248.6)             143.1
    (Receivable) payable on securities                             18.9               (2.0)              76.3
    Purchases of property and equipment                          (174.2)            (121.9)             (35.8)
    Purchase of subsidiary, net of cash acquired                     --              (48.0)                --
--------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                      (599.1)            (717.9)            (616.7)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from exercise of stock options                        11.5               14.1                6.9
    Tax benefits from exercise of stock options                    25.6               17.6                5.9
    Redemption of Preferred Shares                                   --                 --              (80.8)
    Proceeds from debt                                               --                 --               99.6
    Payments of debt                                                 --              (20.4)               (.4)
    Dividends paid to shareholders                                (18.1)             (17.3)             (19.6)
    Acquisition of treasury shares                                (42.6)              (2.9)             (47.9)
--------------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                       (23.6)              (8.9)             (36.3)
--------------------------------------------------------------------------------------------------------------
    Increase (decrease) in cash                                    (4.7)               7.9                (.8)
    Cash, Beginning of year                                        23.3               15.4               16.2
--------------------------------------------------------------------------------------------------------------
    Cash, End of year                                        $     18.6         $     23.3         $     15.4
                                                             =================================================



See notes to consolidated financial statements.



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                 ----------------------------------------------

                   Notes to Consolidated Financial Statements

                 ----------------------------------------------

December 31, 1998, 1997 and 1996


01  REPORTING AND ACCOUNTING POLICIES

NATURE OF OPERATIONS The Progressive Corporation, an insurance holding company formed in 1965, owns 82 subsidiaries and has one mutual insurance company affiliate. The companies provide personal automobile insurance and other specialty property-casualty insurance and related services throughout the United States and Canada.

BASIS OF CONSOLIDATION AND REPORTING The accompanying consolidated financial statements include the accounts of The Progressive Corporation, its subsidiaries and affiliate (the Company). All of the subsidiaries and the affiliate are wholly owned or controlled. All intercompany accounts and transactions are eliminated in consolidation. The parent company's investments in subsidiaries exceeded their underlying book value at dates of acquisition by $17.9 million, of which $6.3 million remains. In the opinion of management, there is no present indication of diminished value in this amount.


INVESTMENTS Available-for-sale: fixed maturity securities are securities held for indefinite periods of time, and may be used as a part of the Company's asset/liability strategy or sold in response to changes in interest rates, anticipated prepayments, risk/reward characteristics, liquidity needs or similar economic factors. These securities are carried at market value with the corresponding unrealized appreciation or depreciation, net of deferred income taxes, reported in accumulated other comprehensive income. The asset-backed portfolio is accounted for under the retrospective method; prepayment assumptions are based on market expectations.

   Available-for-sale: equity securities include common stocks and nonredeemable preferred stocks and are reported at quoted market values. Changes in the market values of these securities, net of deferred income taxes, are reflected as unrealized appreciation or depreciation in accumulated other comprehensive income. Changes in value due to foreign currency exchange are limited by foreign currency hedges; unhedged amounts are not material and changes in value are recognized in income in the current period.

   Trading securities are securities bought principally for the purpose of selling them in the near term and are reported at market value. Changes in market value are recognized in income in the current period. During the year, the net activity in trading securities was not material to the Company's financial position, cash flows or results of operations. The Company had no trading securities at December 31, 1998 and 1997.

   Derivative instruments, as defined by Statement of Financial Accounting Standards (SFAS) 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments," include futures, options, short positions, forward positions, foreign currency forwards and interest rate swap agreements. Derivative instruments held or issued for purposes other than trading include derivative positions used for risk management purposes and hedge positions. Derivative positions used for risk management are evaluated as to their effectiveness to modify the Company's risk characteristics and enhance the yields of the available-for-sale portfolios. Hedges are evaluated on established criteria to determine the effectiveness of their correlation and ability to reduce risk of specific securities or transactions. Those instruments held or issued for risk management purposes are carried at market value in the appropriate available-for-sale portfolio based on the nature of the derivative instrument; changes in value of futures, options, foreign currency forwards and short positions are recorded to income in the current period, and changes in the value of forward positions and interest rate swaps are reflected in other comprehensive income as unrealized appreciation or depreciation, net of deferred income taxes. At disposition, changes in value of forward positions and interest rate swap agreements are recognized in income as "net realized gains or losses on security sales." Those instruments entered into for the purpose of hedging are carried at market value; changes in value follow the recognition of the asset being hedged. Gains or losses on closed hedge positions are recorded as basis adjustments to the cost of the assets hedged and amortized over their expected life. Unamortized amounts are recognized in income at the disposition of the assets hedged. Gains and losses on instruments entered into for the purpose of hedging anticipated transactions are deferred and amortized over the life of the hedged transaction, beginning at the inception of the transaction. Gains and losses on foreign currency hedges offset the foreign exchange gains and losses on the foreign equity portfolio. The net hedged gain or loss is not material and is recognized into income in the current period. Hedges that no longer qualify for hedge accounting due to lack of correlation are reclassified to derivative instruments held or issued for purposes other than trading and used for risk management purposes. Those instruments held or issued for trading purposes are carried at market value and include derivatives held or issued for the specific purpose of generating profits and all other derivatives not meeting the criteria for derivatives held or issued for other than trading purposes; changes in value are recorded to income in the current period. During the year, the net activity in derivative instruments held or issued for trading purposes was not material to the Company's financial position, cash flows or results of operations; gains or losses during the year were recognized in the available-for-sale portfolio. See Note 4-Investments for further discussion.

   Short-term investments include eurodollar deposits, commercial paper and other securities maturing within one year and are reported at amortized cost, which approximates market.

   Investment securities are exposed to various risks such as interest rate, market and credit. Market values of securities fluctuate based on the magnitude of changing market conditions; significant changes in market conditions could materially affect portfolio value in the near term.

   Realized gains and losses on sales of securities are computed based on the first-in first-out method and include write downs on available-for-sale securities considered to have other than temporary declines in market value.

PROPERTY AND EQUIPMENT Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the assets using accelerated methods for computers and straight line for all other fixed assets. The Company early adopted the accounting treatment required by Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and, as a result, capitalized $19.4 million, or $.17 per share, of computer software costs incurred during the year ended December 31, 1998.


                                       3
                                       8

As of December 31, 1998, the Company had contractual commitments related to the Company's construction projects in Tampa, Florida and Mayfield Village, Ohio totalling $99.0 million, of which $55.5 million had been paid through 1998. Total interest capitalized related to the Company's construction projects and capitalized computer software costs was $3.5 million in 1998.

INSURANCE PREMIUMS AND RECEIVABLES Insurance premiums written are earned primarily on a pro rata basis over the period of risk. For products where more than 50% cancellations are anticipated, premiums written and earned are reduced, though cancellations have not yet occurred.

The Company provides insurance and related services to individuals, lenders and motor carriers throughout the United States and Canada, and offers a variety of payment plans to meet individual customer needs. Generally, premiums are collected in advance of providing risk coverage, minimizing the Company's exposure to credit risk.

LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES Loss reserves represent the estimated liability on claims reported to the Company, plus reserves for losses incurred but not yet reported. These estimates are reported net of amounts recoverable from salvage and subrogation. Loss adjustment expense reserves represent the estimated expenses required to settle these claims and losses. The methods of making estimates and establishing these reserves are reviewed regularly, and resulting adjustments are reflected in income currently. Such loss and loss adjustment expense reserves could be susceptible to significant change in the near term.

REINSURANCE The Company's reinsurance transactions include premiums written under state-mandated involuntary plans for commercial vehicles (Commercial Auto Insurance Procedures-CAIP), for which the Company retains no indemnity risk (see
Note 7-Reinsurance for further discussion). The remaining reinsurance arises from the Company seeking to reduce its loss exposure in its auto and non-auto businesses and to build its strategic alliance relationships. Prepaid reinsurance premiums are recognized on a pro rata basis over the period of risk.

EARNINGS PER SHARE Basic earnings per share are computed using the weighted average number of Common Shares outstanding and diluted earnings per share include common stock equivalents, including stock options, assumed outstanding during the period.

DEFERRED ACQUISITION COSTS Deferred acquisition costs include commissions, premium taxes and other costs incurred in connection with writing business. These costs are deferred and amortized over the period in which the related premiums are earned. The Company considers anticipated investment income in determining the recoverability of these costs. There is no indication that these costs will not be fully recoverable in the near term. The Company does not defer advertising costs.

SERVICE REVENUES AND EXPENSES Service revenues are earned on a pro rata basis over the term of the related policies; acquisition expenses are deferred and amortized over the period in which the related revenues are earned.

SUPPLEMENTAL CASH FLOW INFORMATION Cash includes only bank demand deposits. The Company paid income taxes of $235.9 million, $166.9 million and $121.5 million in 1998, 1997 and 1996, respectively. Total interest paid was $63.8 million for both 1998 and 1997 and $60.3 million for 1996.

STOCK OPTIONS The Company follows the provisions of Accounting Principles Board
(APB) Opinion No. 25, "Accounting for Stock Issued to Employees," to account for its stock option activity in the financial statements. The Company granted all options currently outstanding at an exercise price equal to the market price at the date of grant and, therefore, under APB 25, no compensation expense is recorded. The Company follows the disclosure provisions of SFAS 123, "Accounting for Stock-Based Compensation."

NEW ACCOUNTING STANDARDS In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," which standardizes the accounting for derivative instruments and requires that all derivatives be recognized at fair value on the balance sheet. Changes in fair value are recorded in current period earnings or in other comprehensive income if the derivative transaction is a qualified cash flow hedge. The statement is effective for fiscal years beginning after June 15, 1999. At December 31, 1998, the Company estimates that the net effect of all derivative transactions would not be significant. The Company held an anticipatory debt issuance hedge at December 31, 1998, that, under SFAS 133, would have been recorded as a $7.2 million loss, net of tax, to other comprehensive income.

ESTIMATES The Company is required to make estimates and assumptions when preparing its financial statements and accompanying notes in conformity with generally accepted accounting principles (GAAP). Actual results could differ from those estimates.

RECLASSIFICATIONS Certain amounts in the financial statements for prior periods were classified to conform with the 1998 presentation.


02  LITIGATION

The Company is named as defendant in various lawsuits generally relating to its insurance operations. Numerous legal actions arise from claims made under insurance policies issued by the subsidiaries or in connection with previous reinsurance agreements. These actions were considered by the Company in establishing its loss and loss adjustment expense reserves. The Company believes that the ultimate disposition of these and other pending lawsuits will not materially impact the Company's financial position, cash flows or results of operations.

03  CONTRACTUAL COMMITMENTS

The Company has operating lease commitments, licensing and service agreements with terms greater than one year, some with options to renew at the end of the contract periods. The minimum commitments under such noncancelable contracts at December 31, 1998 are as follows (in millions): 1999-$61.6; 2000-$51.6;
2001-$34.4; 2002-$10.3; 2003-$6.0; and thereafter-$.9. Total expense incurred by the Company for such purposes for 1998, 1997 and 1996 was $93.1 million, $83.3 million and $57.5 million, respectively.


                                       3
                                       9

04  INVESTMENTS

The components of pretax investment income and net realized gains on security sales for the periods ended December 31 were:

(millions)

                                                   1998           1997          1996

Available-for-sale: fixed maturities            $  233.9       $  219.1       $  183.9
                    equity securities               34.1           24.6           27.7
Short-term investments                              26.8           31.2           14.2
--------------------------------------------------------------------------------------
  Investment income                                294.8          274.9          225.8
--------------------------------------------------------------------------------------

Gross realized gains:
  Available-for-sale: fixed maturities              34.6           56.9           23.9
                      equity securities            159.1          121.4           39.7
  Short-term investments                              .2             --             --
Gross realized losses:
  Available-for-sale: fixed maturities             (37.1)         (36.9)         (29.6)
                      equity securities           (145.4)         (42.9)         (26.9)
--------------------------------------------------------------------------------------
    Net realized gains on security sales            11.4           98.5            7.1
--------------------------------------------------------------------------------------
                                                $  306.2       $  373.4       $  232.9
                                                ======================================


During 1998, the Company realized losses of $32.2 million related to write downs on investment securities considered to have other than temporary declines in market value and a $9.2 million net realized loss on an anticipatory hedge.

During 1997, the Company sold $178.4 million (proceeds of $200.8 million) of non-investment-grade commercial mortgage-backed securities, recognizing a net realized gain of $22.4 million and accounted for the transaction in accordance with SFAS 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities."


The composition of the investment portfolio at December 31 was:

(millions)                                                           GROSS            GROSS
                                                                UNREALIZED       UNREALIZED           MARKET
                                                       COST          GAINS           LOSSES            VALUE
1998
Available-for-sale:
   U.S. government obligations                   $    610.8      $     4.1       $      (.4)      $    614.5
   State and local government obligations           1,649.0           44.9              (.3)         1,693.6
   Foreign government obligations                      52.9             .4               --             53.3
   Corporate debt securities                          315.5            4.5             (1.8)           318.2
   Asset-backed securities                          1,491.4           19.8            (24.3)         1,486.9
   Other debt securities                               52.0             .7              (.2)            52.5
------------------------------------------------------------------------------------------------------------
                                                    4,171.6           74.4            (27.0)         4,219.0
   Preferred stocks                                   374.3           14.0            (11.8)           376.5
   Common stocks                                      512.2          144.3            (19.6)           636.9

Short-term investments                                441.9             --               --            441.9
------------------------------------------------------------------------------------------------------------
                                                 $  5,500.0      $   232.7       $    (58.4)      $  5,674.3
                                                 ===========================================================
1997
Available-for-sale:
   U.S. government obligations                   $    918.1      $     2.1       $      (.6)      $    919.6
   State and local government obligations           1,231.8           32.6              (.2)         1,264.2
   Foreign government obligations                      57.6            1.0              (.1)            58.5
   Corporate debt securities                           89.2             .8               --             90.0
   Asset-backed securities                          1,501.4           23.9             (5.3)         1,520.0
   Other debt securities                               38.7             .7              (.3)            39.1
------------------------------------------------------------------------------------------------------------
                                                    3,836.8           61.1             (6.5)         3,891.4
   Preferred stocks                                   333.9           15.1              (.2)           348.8
   Common stocks                                      501.9          139.0            (20.1)           620.8
Short-term investments                                409.4             --               --            409.4
------------------------------------------------------------------------------------------------------------
                                                 $  5,082.0      $   215.2       $    (26.8)      $  5,270.4
                                                 ===========================================================




                                       4
                                       0

The composition of fixed maturities by maturity at December 31, 1998 was:

(millions)                                                               MARKET
                                                    COST                 VALUE

Less than one year                            $    368.2            $    371.7
One to five years                                2,602.9               2,639.3
Five to ten years                                1,049.5               1,068.9
Ten years or greater                               151.0                 139.1
------------------------------------------------------------------------------
                                              $  4,171.6            $  4,219.0
                                              ================================


Asset-backed securities are reported based upon their projected cash flows. All other securities which do not have a single maturity date are reported at average maturity.

At December 31, 1998, bonds in the principal amount of $67.9 million were on deposit with various regulatory agencies to meet statutory requirements. Securities with a market value of $2.4 million were held at December 31, 1998, by a bankruptcy remote subsidiary and are not available to the general creditors of the Company.


The components of derivative financial instruments held or issued for purposes other than trading at December 31 were:


(millions)
                                                    MARKET VALUE/       CONTRACT/
                                                  CARRYING VALUE AT  NOTIONAL VALUE AT
                                                    DECEMBER 31,      DECEMBER 31,
                                                    1998     1997     1998     1997
                                                  -----------------  ----------------
Forward and future positions:
  Assets                                           $  2.8    $ .8    $ 30.9   $ 13.7
  Liabilities                                          --     (.1)       --     13.4
Anticipatory debt issuance hedge:
  Short futures position                              4.4      --     203.7       --
  Interest rate swap hedge                          (11.0)     --     150.0       --
Foreign currency forward and future positions:
  Assets                                               --     (.7)       --     50.9
  Liabilities                                         (.5)    1.7      31.8     67.2
-------------------------------------------------------------------------------------
                                                   $ (4.3)   $1.7    $416.4   $145.2
                                                  =================  ================


Derivative instruments classified as held or issued for purposes other than trading are used to manage the Company's risks and enhance the yields of the available-for-sale portfolio. This is accomplished by modifying the basis, duration, interest rate or foreign currency characteristics of the portfolio, hedged securities or hedged cash flows. The anticipatory debt issuance hedges were entered into to hedge against possible rises in interest rates prior to the issuance of debt under the Company's outstanding $300 million shelf registration, which is intended to replace debt expiring December 2000. The interest rate swap hedge performed as expected and is recorded as a deferred asset under SFAS 80, "Accounting for Futures Contracts," as a qualified hedge. Gains or losses on the hedge are deferred and will be recognized into income as adjustments to interest expense upon the issuance of the debt. The short futures position, driven by changing economic conditions, did not meet the established criteria for hedging correlation and was discontinued as a hedge, recognizing a net realized loss of $9.2 million in 1998. The Company continues to hold the short futures position for risk management of the anticipated debt offering.

   Derivative instruments may also be used for trading purposes. The Company had net losses of $1.2 million (gross gains of $9.9 million; gross losses of $11.1 million) during 1998 and net losses of $.7 million (gross gains of $9.9 million; gross losses of $10.6 million) during 1997 in the trading portfolio; these losses were not material to the Company's results of operations and are included in the results of the available-for-sale portfolio. At December 31, 1998, the Company had short trading positions in foreign currency and treasury forwards with net market values of $(.4) million and notional values of $31.5 million; the average market values for long and short positions in 1998 were $(.2) million and $.5 million, respectively. At December 31, 1997, the Company had short trading positions in foreign currency and commodity futures with net market values of $1.1 million and notional values of $64.4 million; the average market values for long and short positions in 1997 were $.5 million and $.4 million, respectively.

   For all derivative positions, net cash requirements are limited to changes in market values, which may vary based upon changes in interest rates, currency exchange rates and other factors. Exposure to credit risk is limited to the carrying value; unless otherwise noted, collateral is not required to support the credit risk.

   As of December 31, 1998, the Company had open investment funding commitments of $56.0 million. The Company had no uncollateralized lines or letters of credit as of December 31, 1998 or 1997.



                                       4
                                       1

05 STATUTORY FINANCIAL INFORMATION

At December 31, 1998, $245.7 million of consolidated statutory policyholders' surplus represents net admitted assets of the Company's insurance subsidiaries that are required to meet minimum statutory surplus requirements in the subsidiaries' states of domicile. The subsidiaries may be licensed in states, other than their states of domicile, which may have higher minimum statutory surplus requirements. Generally, the net admitted assets of insurance subsidiaries that, subject to other applicable insurance laws and regulations, are available for transfer to the parent company cannot include the net admitted assets required to meet the minimum statutory surplus requirements of the states where the subsidiaries are licensed.

   During 1998, the insurance and other subsidiaries paid aggregate cash dividends of $151.0 million to the parent company. Based on the dividend laws currently in effect, the insurance subsidiaries may pay aggregate dividends of $274.2 million in 1999 without prior approval from regulatory authorities.

   Statutory policyholders' surplus was $2,029.9 million and $1,722.9 million at December 31, 1998 and 1997, respectively. Statutory net income was $331.5 million, $274.7 million and $277.9 million for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company's insurance subsidiaries, as part of their statutory filings, are required to disclose their risk-based capital (RBC) requirements. The National Association of Insurance Commissioners (NAIC) developed the RBC program to enable regulators to take appropriate and timely regulatory actions with respect to insurers that show signs of weak or deteriorating financial condition. RBC is a series of dynamic surplus-related formulas which contain a variety of factors that are applied to financial balances based on a degree of certain risks, such as asset, credit and underwriting risks.

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance which will replace the current NAIC Annual Statement Instructions and Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The implementation date established by the NAIC is January 1, 2001; however, the effective date will be specified by each insurance company's state of domicile. The Company is currently evaluating the potential effect of the Codification guidance, but does not expect it to have a material impact on the Company's statutory surplus.




06 LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Activity in the loss and loss adjustment expense reserves, prepared in accordance with GAAP, is summarized as follows:

(millions)


                                                          1998          1997         1996

Balance at January 1                                 $  2,146.6    $  1,800.6    $  1,610.5
  Less reinsurance recoverables on unpaid losses          279.1         267.7         296.1
-------------------------------------------------------------------------------------------
Net balance at January 1                                1,867.5       1,532.9       1,314.4
-------------------------------------------------------------------------------------------
Net reserves of subsidiary purchased                         --          82.2            --
-------------------------------------------------------------------------------------------
Incurred related to:
  Current year                                          3,560.5       3,070.8       2,341.9
  Prior years                                            (184.2)       (103.3)       (105.8)
-------------------------------------------------------------------------------------------
    Total incurred                                      3,376.3       2,967.5       2,236.1
-------------------------------------------------------------------------------------------
Paid related to:
  Current year                                          2,376.0       1,971.5       1,424.7
  Prior years                                             922.0         743.6         592.9
-------------------------------------------------------------------------------------------
    Total paid                                          3,298.0       2,715.1       2,017.6
-------------------------------------------------------------------------------------------
Net balance at December 31                              1,945.8       1,867.5       1,532.9
  Plus reinsurance recoverables on unpaid losses          242.8         279.1         267.7
-------------------------------------------------------------------------------------------
Balance at December 31                               $  2,188.6    $  2,146.6    $  1,800.6
                                                     ======================================

Because the Company is primarily an insurer of motor vehicles, it has limited exposure for environmental, product and general liability claims. The Company has established reserves for these exposures, in amounts which it believes to be adequate based on information currently known by it. The Company does not believe that these claims will have a material impact on the Company's liquidity, financial condition, cash flows or results of operations.

The Company writes auto insurance in the coastal states, which could be exposed to natural catastrophes, such as hurricanes. Although the occurrence of a major catastrophe could have a significant impact on the Company's quarterly results, the Company believes such an event would not be so material as to disrupt the overall normal operations of the Company. The Company is unable to predict if any such events will occur in the near term.


07  REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

As of December 31, 1998 and 1997, 36% and 44%, respectively, of the "prepaid reinsurance premiums" and 56% and 60%, respectively, of the "reinsurance recoverables" relate to CAIP, for which the Company retains no indemnity risk.

                                       4
                                       2

The effect of reinsurance on premiums written and earned as of December 31 was as follows:

(millions)
                              1998                          1997                        1996
                    ------------------------    ------------------------    ------------------------
                      Written        Earned       Written        Earned        Written         Earned


Direct premiums     $  5,451.3    $  5,100.5    $  4,825.2    $  4,382.9    $  3,638.4    $  3,380.7
  Assumed                   --            --            --            --           3.8           3.8
  Ceded                 (151.6)       (152.5)       (160.1)       (193.4)       (200.5)       (185.2)
----------------------------------------------------------------------------------------------------
Net premiums        $  5,299.7    $  4,948.0    $  4,665.1    $  4,189.5    $  3,441.7    $  3,199.3
                    ========================    ========================    ========================


Losses and loss adjustment expenses are net of reinsurance ceded of $131.9 million in 1998, $150.8 million in 1997 and $117.3 million in 1996.


08  INCOME TAXES

Significant components of the Company's income tax provision were as follows:

(millions)

                                            1998        1997        1996
Current tax provision                   $  237.1    $  241.6    $  163.9
Deferred tax benefit                       (32.7)      (63.1)      (35.9)
-------------------------------------------------------------------------
         Total income tax provision     $  204.4    $  178.5    $  128.0
                                        =================================

The provision for income taxes in the accompanying consolidated statements of income differed from the statutory rate as follows:

(millions)

                                                 1998                    1997                  1996
                                          ----------------       ----------------       ----------------

Income before income taxes                $  661.1               $  578.5               $  441.7
                                          ========               ========               ========
Tax at statutory rate                     $  231.4      35%      $  202.5      35%      $  154.6      35%
Tax effect of:
         Exempt interest income              (23.1)     (3)         (19.6)     (3)         (21.1)     (5)
         Dividends received deduction         (6.6)     (1)          (7.0)     (1)          (7.7)     (2)
         Other items, net                      2.7      --            2.6      --            2.2       1
--------------------------------------------------------------------------------------------------------
                                          $  204.4      31%      $  178.5      31%      $  128.0      29%
                                          ================       ================       ================

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. At December 31, 1998 and 1997, the components of the net deferred tax assets were as follows:

(millions)

                                           1998        1997
Deferred tax assets:
  Unearned premiums reserve            $  161.2    $  132.1
  Non-deductible accruals                  43.1        37.0
  Derivative financial instruments          4.4         6.9
  Capitalized expenditures                 10.9        12.7
  Loss reserves                           109.5        93.8
  Other                                    14.3        12.3
Deferred tax liabilities:
  Deferred acquisition costs             (104.7)      (88.7)
  Unrealized gains                        (61.0)      (66.1)
-----------------------------------------------------------
Net deferred tax assets                $  177.7    $  140.0
                                       ====================


The Company is able to demonstrate that the benefit of its deferred tax assets is fully realizable.

                                       4
                                       3

09 EMPLOYEE BENEFIT PLANS

RETIREMENT PLANS The Company has a two-tiered Retirement Security Program. The first tier is a defined contribution pension plan covering all employees who meet requirements as to age and length of service. Contributions vary from 1% to 5% of annual eligible compensation up to the Social Security wage base, based on years of eligible service. Company contributions were $6.5 million in 1998, $5.1 million in 1997 and $4.2 million in 1996.

   The second tier is a long-term savings plan under which the Company matches, into a Company stock account, amounts contributed to the plan by an employee up to a maximum of 3% of the employee's eligible compensation. Company contributions were $9.9 million in 1998, $7.3 million in 1997 and $5.8 million in 1996.

   The Company has a defined benefit pension plan which covered employees hired before January 1, 1989, who met requirements as to age and length of service. This plan and future benefit accruals were frozen on December 31, 1993; the benefits accruals through the date the plan was frozen were based on years of service and career average compensation up to the Social Security tax base. As of December 31, 1998, the Company had a pension asset of $3.5 million, compared to $2.0 million in 1997 and a pension liability of $1.2 million in 1996. The Company recognized income of $.1 million in both 1998 and 1997, and $0 in 1996. The Company's funding policy is to contribute annually the minimum amount required by the Employee Retirement Income Security Act of 1974, as amended. There is no past service liability requiring funding by the Company.

POSTEMPLOYMENT BENEFITS The Company provides various postemployment benefits to former or inactive employees who meet eligibility requirements, their beneficiaries and covered dependents. Postemployment benefits include salary continuation and disability-related benefits including workers' compensation and, if elected, continuation of health care benefits. The Company's liability was $1.8 million at December 31, 1998, compared to $1.5 million in 1997.

POSTRETIREMENT BENEFITS The Company provides postretirement health and life insurance benefits to all employees who met requirements as to age and length of service at December 31, 1988. The Company recognized expenses of $.7 million in 1998, $.2 million in 1997 and $.4 million in 1996. The Company's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to services to date, but also for those expected to be earned in the future.

DEFERRED COMPENSATION The Company maintains The Progressive Corporation Executive Deferred Compensation Plan (Deferral Plan), which permits eligible executives to defer receipt of some or all of their annual bonuses or other incentive awards. These deferred amounts are deemed invested in one or more investment funds, including Common Shares of the Company, offered under the Deferral Plan. All distributions from the Deferral Plan will be made in cash, except that distributions representing amounts deemed invested in Common Shares will be made in Common Shares. The Company reserved 300,000 Common Shares for issuance under the Deferral Plan. The Company established an irrevocable grantor trust to provide a source of funds to assist the Company in meeting its liabilities under the Deferral Plan. At December 31, 1998 and 1997, the trust held assets of $14.6 million and $6.4 million, respectively, of which $3.9 million and $1.4 million were held in Common Shares, to cover its liabilities.

INCENTIVE COMPENSATION PLANS The Company's 1989 Incentive Plan and 1995 Incentive Plan provide for the granting of stock options and other stock-based awards to key employees of the Company. The 1989 Incentive Plan has 6,500,000 shares authorized and the 1995 Incentive Plan has 5,000,000 shares authorized. In addition to the Incentive Plans, the Company registered 1,425,000 and 650,000 Common Shares relating to stock options granted to key employees and directors of the Company, respectively. The nonqualified stock options granted are for periods up to ten years, become exercisable at various dates not earlier than six months after the date of grant, and remain exercisable for specified periods thereafter. All options granted have an exercise price equal to the market value of the Common Shares on the date of grant.


A summary of all employee stock option activity during the three years ended December 31 follows:

                                            1998                                 1997                             1996
                                   --------------------------        ---------------------------        ---------------------------
                                                     WEIGHTED                           WEIGHTED                           WEIGHTED
                                   NUMBER OF          AVERAGE        NUMBER OF           AVERAGE        NUMBER OF           AVERAGE
OPTIONS OUTSTANDING                   SHARES   EXERCISE PRICE           SHARES    EXERCISE PRICE           SHARES    EXERCISE PRICE

Beginning of year                  4,968,964         $  35.52        5,109,390           $ 28.09        4,943,324           $ 23.76
  Add (deduct):
  Granted                            441,210           124.61          726,889             69.82          852,989             47.52
  Exercised                         (641,013)           16.99         (758,580)            17.44         (454,348)            14.89
  Cancelled                          (63,350)           61.03         (108,735)            41.07         (232,575)            32.95
-------------------------------------------------------------        ---------------------------        ---------------------------
End of year                        4,705,811         $  46.07        4,968,964           $ 35.52        5,109,390           $ 28.09
                                   ==========================        ===========================        ===========================
Exercisable, end of year           1,342,801         $  20.26        1,497,050           $ 15.53        1,561,428           $ 15.75
                                   ==========================        ===========================        ===========================
Available, end of year             4,676,547                         5,054,407                          5,672,561
                                   =========                         =========                          =========

                                       4
                                       4

The following employee options were outstanding or exercisable as of December 31, 1998:

                                    OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
                      --------------------------------------------   -------------------------
                                 WEIGHTED AVERAGE       WEIGHTED                      WEIGHTED
RANGE OF              NUMBER OF         REMAINING        AVERAGE      NUMBER OF        AVERAGE
EXERCISE PRICES          SHARES  CONTRACTUAL LIFE EXERCISE PRICE         SHARES EXERCISE PRICE

   $  9  -  20          923,070        2.41 years        $ 15.31        923,070        $ 15.31
     21  -  40        1,817,028        5.17 years          33.32        393,928          29.83
     41  -  60          818,637        6.98 years          47.17         19,687          44.97
     61  -  80          694,752        7.99 years          68.64          5,527          67.14
     81  - 120           29,239        8.25 years         104.08            589         114.19
    121  - 161          423,085        9.01 years         124.83              -              -
-----------------------------------------------------------------------------------------------
   $  9  - 161        4,705,811                                       1,342,801
                      =========                                       =========



Under SFAS 123, the Company uses the Black-Scholes pricing model to calculate the fair value of the options awarded, including 138,696 options awarded to directors. This model produced a value of 40.6% for 1998 awards, 43.2% for 1997 awards and 41.4% for 1996 awards. The following assumptions were used to derive the ratio: a 7-year option term; an annualized volatility rate of .259 for 1998,
 .255 for 1997 and .246 for 1996; a risk-free rate of return of 5.49% for 1998, 6.63% for 1997 and 6.69% for 1996; and a dividend yield of .20% for 1998, .25%
for 1997 and .5% for 1996. The Company elected to account for terminations when they occur rather than include an attrition factor into its model.


If compensation cost had been measured based on the fair-value based accounting method under SFAS 123, the following would have been disclosed for December 31:
(millions-except per share amounts)

                                1998         1997          1996
PRO FORMA
  Net income                   $447.3       $393.5        $310.3
                               =================================
  Earnings per share
    Basic                     $  6.17       $ 5.46        $ 4.24
    Diluted                      6.00         5.22          4.09


The effect of applying SFAS 123 in the current year is not representative of the effect on income for future years since each subsequent year will reflect expense for additional years' vesting.

The amounts charged to income for incentive compensation plans, including executive cash bonus programs for key members of management and a gainsharing program for all other employees, were $107.5 million in 1998, $85.8 million in 1997 and $45.3 million in 1996.


10  DEBT

During 1998, there were no bank borrowings outstanding. Debt includes amounts the Company has borrowed and contributed to the capital of its insurance subsidiaries or borrowed for other long-term purposes.

Debt at December 31 consisted of:
(millions)

                                                                                 1998                   1997
                                                                         -------------------   -------------------
                                                                                      MARKET                MARKET
                                                                             COST      VALUE       COST      VALUE

7.30% Notes, due 2006 (issued: $100.0, May 1996)                         $   99.7   $  109.5   $   99.7   $  105.3
6.60% Notes, due 2004 (issued: $200.0, January 1994)                        199.1      199.4      198.9      200.7
7% Notes, due 2013 (issued: $150.0, October 1993)                           148.4      157.2      148.4      154.4
8 3/4% Notes, due 1999 (issued: $30.0, May 1989)                             29.9       30.4       29.7       30.9
10% Notes, due 2000 (issued: $150.0, December 1988)                         149.8      162.7      149.6      164.6
10 1/8% Subordinated Notes, due 2000 (issued: $150.0, December 1988)        149.7      162.4      149.6      164.6
------------------------------------------------------------------------------------------------------------------
                                                                         $  776.6   $  821.6   $  775.9   $  820.5
                                                                         ===================   ===================

All debt is noncallable with interest payable semiannually.

                                       4
                                       5

In May 1990, the Company entered into a revolving credit arrangement with National City Bank, which is reviewed by the bank annually. Under this agreement, the Company has the right to borrow up to $10.0 million. By selecting from available credit options, the Company may elect to pay interest at rates related to the London interbank offered rate, the bank's base rate or at a money market rate. A commitment fee is payable on any unused portion of the committed amount at the rate of .125 percent per annum. The Company had no borrowings under this arrangement at December 31, 1998 or 1997.

   In addition, the Company may issue from time to time, in one or more transactions, up to $300 million of its debt securities under an outstanding shelf registration, which became effective in 1998.

   Aggregate principal payments on debt outstanding at December 31, 1998, are $30.0 million for 1999, $300.0 million for 2000, $0 for 2001, 2002 and 2003, and
$450.0 million thereafter.


11  SEGMENT INFORMATION

During 1998, the Company adopted SFAS 131, "Disclosures about Segments of an Enterprise and Related Information," which requires companies to report financial and descriptive information about their reportable operating segments. The Company writes personal automobile and other specialty property-casualty insurance and related services throughout the United States and Canada. The Company's Personal Lines business is predominantly auto insurance and is organized by states. The Company's 44 state/community managers are located in or near the market served. These managers are measured and paid based on profit and growth in their state(s)/community and manage claims, distribution, advertising, budgets, price levels, agent development, regulation and community relations for their area. The Canadian business unit's revenues are less than 1% of the Company's consolidated revenues.

   The Company's other lines of business include insurance for commercial vehicles, lenders' collateral protection, directors' and officers' liability and related services, including processing business for involuntary plans and claim services to fleet owners and other insurance companies. The other businesses accounted for less than 8% of the Company's consolidated revenues. All revenues are generated from external customers and the Company does not have a reliance on any major customer.

   The Company evaluates segment profitability based on pretax operating profit. Expense allocations are based on certain assumptions and estimates; stated segment operating results would change if different methods were applied. The Company does not allocate assets, investment income, interest expense or income taxes to operating segments. In addition, the Company does not separately identify depreciation and amortization expense by segment and such disclosure would be impracticable. Companywide depreciation and amortization expense was $56.1 million in 1998, $36.6 million in 1997 and $23.8 million in 1996. The accounting policies of the operating segments are the same as those described in
Note 1-Reporting and Accounting Policies.


For the years ended December 31,       1998                       1997                        1996
  (millions)                    ---------------------      ---------------------      ----------------------
                                               PRETAX                     PRETAX                      PRETAX
                                REVENUES PROFIT (LOSS)     REVENUES PROFIT (LOSS)     REVENUES  PROFIT (LOSS)

Personal Lines(1)             $  4,580.7   $    361.3    $  3,832.7   $    243.0    $  2,916.0   $  230.8
Other                              405.5         62.1         402.1         36.6         329.5       45.6
Investments(2)                     306.2        298.8         373.4        363.5         232.9      226.8
Interest Expense                      --        (61.1)           --        (64.6)           --      (61.5)
-----------------------------------------------------    -----------------------    ---------------------
                              $  5,292.4   $    661.1    $  4,608.2   $    578.5    $  3,478.4   $  441.7
                              =======================    =======================    =====================


(1)94% of the Personal Lines segment is personal automobile insurance.

(2)Revenues represent recurring investment income and net realized gains/losses on security sales; pretax profit is net of investment expenses.


12  FAIR VALUE OF FINANCIAL INSTRUMENTS

Information about specific valuation techniques and related fair value detail is provided in Note 1-Reporting and Accounting Policies, Note 4-Investments and
Note 10-Debt. Pursuant to SFAS 119, the cost and market value of the financial instruments as of December 31 are summarized as follows:

(millions)                                              1998                      1997
                                              ---------------------      -----------------------
                                                              MARKET                      MARKET
                                                  COST         VALUE          COST         VALUE
Investments:
   Available-for-sale: fixed maturities       $4,171.6      $4,219.0      $3,836.8      $3,891.4
                       preferred stocks          374.3         376.5         333.9         348.8
                       common stocks             512.2         636.9         501.9         620.8
   Short-term investments                        441.9         441.9         409.4         409.4
Debt                                            (776.6)       (821.6)       (775.9)       (820.5)




                                       4
                                       6

13  OTHER COMPREHENSIVE INCOME

During 1998, the Company adopted SFAS 130, "Reporting Comprehensive Income," which requires disclosure of comprehensive income and its components in the financial statements. The components of other comprehensive income (loss) for the years ended December 31 were as follows:

(millions)
                                                 1998                             1997                            1996
                                    -----------------------------     ----------------------------    ---------------------------
                                                   TAX                              TAX                            TAX
                                            (PROVISION)     AFTER            (PROVISION)    AFTER           (PROVISION)    AFTER
                                    PRETAX     BENEFIT        TAX     PRETAX    BENEFIT       TAX      PRETAX   BENEFIT      TAX
Unrealized gains (losses)
   arising during period:(1)
  Available-for-sale:
   fixed maturities                 $   2.8    $  (1.0)   $   1.8    $  29.5    $ (10.3)   $  19.2    $ (18.3)  $   6.4     (11.9)
   equity securities                   64.3      (22.5)      41.8       44.8      (15.7)      29.1       53.7     (18.9)     34.8
Reclassification adjustment:(2)
  Available-for-sale:
   fixed maturities                   (10.0)       3.5       (6.5)
   equity securities                  (71.2)      25.1      (46.1)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses)         (14.1)       5.1       (9.0)      74.3      (26.0)      48.3       35.4     (12.5)     22.9
Other(3)                               (3.3)        --       (3.3)        --        (.7)       (.7)        --        --        --
---------------------------------------------------------------------------------------------------------------------------------
Other comprehensive
  income (loss)                     $ (17.4)   $   5.1    $ (12.3)    $ 74.3    $ (26.7)   $  47.6    $  35.4   $ (12.5)   $ 22.9
                                    =============================     ============================    ===========================




(1)Amounts for 1997 and 1996 reflect changes in net unrealized gains (losses).

(2)Represents adjustments for gains (losses) realized in net income; reclassification adjustments for prior years are not available.

(3)Other includes foreign currency translation adjustments, which have no tax effect, and minimum pension liability, which is taxed at the statutory rate.



14  SUBSEQUENT EVENT

On March 1, 1999, the Company issued $300 million of 6 5/8% Senior Notes due March 1, 2029, under a shelf registration statement filed with the Securities and Exchange Commission in 1998. The Company may redeem all or part of the Notes at any time, subject to a "make whole" provision. There are no sinking fund requirements. The Notes were priced at 98.768% to yield 6.721% to maturity. Interest is payable semiannually on March 1 and September 1, beginning September 1, 1999. Net proceeds to the Company of $293.7 million are intended to be used, together with other available funds, to retire certain of the Company's current outstanding debt upon its maturity.



                   ------------------------------------------
                      Report of PricewaterhouseCoopers LLP,
                             Independent Accountants
                   ------------------------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS, THE PROGRESSIVE CORPORATION:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The Progressive Corporation and subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
January 25, 1999 (March 1, 1999 as to Note 14)

                                       4
                                       7

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

The consolidated financial statements and the related notes on pages 34 through 47, together with the supplemental information on pages 52 through 59, should be read in conjunction with the following discussion of the consolidated financial condition and results of operations.

FINANCIAL CONDITION The Progressive Corporation is a holding company and does not have any revenue producing operations of its own. It receives cash through borrowings, equity sales, subsidiary dividends and other transactions, and may use the proceeds to contribute to the capital of its insurance subsidiaries in order to support premium growth, to repurchase its Common Shares and other outstanding securities, to retire its outstanding indebtedness, to pay dividends and for other business purposes.

     During 1998, the Company repurchased 404,079 of its Common Shares at a total cost of $42.6 million (average $105.28 per share), including 11,079 Common Shares repurchased to satisfy obligations under the Company's benefit plans. During the three-year period ended December 31, 1998, the Company repurchased
1.4 million of its Common Shares at a total cost of $87.4 million (average $60.75 per share), .2 million of its 9 3/8% Serial Preferred Shares, Series A, at a total cost of $6.0 million (average $25.60 per share) and redeemed its remaining Preferred Shares at a total cost of $82.1 million ($25.00 per share). The Company also sold $100.0 million of Notes. During the same period, The Progressive Corporation made $1.1 million of capital contributions to its subsidiaries, net of dividends received from these subsidiaries. The regulatory restrictions on subsidiary dividends are described in Note 5 to the financial statements.

     The Company has substantial capital resources and is unaware of any trends, events or circumstances that are reasonably likely to affect its capital resources in a material way. In March 1999, the Company issued $300 million of 6 5/8% Senior Notes due 2029 under an outstanding shelf registration, which became effective in 1998. The net proceeds of $293.7 million are intended to replace current outstanding debt upon its maturity. The Company also has available a $10.0 million revolving credit agreement. With its current 29% debt to capital ratio, management believes the Company has sufficient borrowing capacity and other capital resources to support current and anticipated growth.

     The Company's insurance operations create liquidity by collecting and investing premiums from new and renewal business in advance of paying claims. For the three years ended December 31, 1998, operations generated positive cash flows of $2,004.9 million, and cash flows are expected to be positive in both the short-term and reasonably foreseeable future. The Company's substantial investment portfolio is highly liquid, consisting almost entirely of readily marketable securities.

     In March 1997, the Company acquired Midland Financial Group, Inc. for about $50 million in cash. Midland underwrites and markets nonstandard private passenger automobile insurance through Independent Agents across 11 states, primarily in the southeastern and western United States.

     Total capital expenditures for the three years ended December 31, 1998, aggregated $331.9 million. In December 1997, the Company purchased approximately 72 acres in Tampa, Florida to construct a three-building, 307,000 square foot, regional call center. The cost of the project is currently estimated at $45.2 million; $41.3 million has been paid as of December 31, 1998. The first two buildings were completed during 1998. The third building was completed in February 1999. In addition, in November 1997, the Company purchased 91 acres in Mayfield Village, Ohio to construct an office complex, near the site of its current corporate headquarters. This office complex is part of a five-year cooperative effort with Mayfield Village to develop over 300 acres. Progressive will serve as the anchor corporate user with additional business users and recreational facilities on the site. The Company is constructing three buildings containing a total of approximately 443,000 square feet on the site and could build up to two additional buildings, containing about 500,000 square feet in total, in the future. The first three buildings are expected to be completed during 1999 and are estimated to cost $68.3 million. As of December 31, 1998, $28.7 million has been paid. The construction projects are being funded through operating cash flows.

INVESTMENTS The Company invests in fixed-maturity, equity and short-term securities. The Company's investment strategy recognizes its need to maintain capital adequate to support its insurance operations. The Company evaluates the risk/reward tradeoffs of investment opportunities, measuring their effects on stability, diversity, overall quality and liquidity of the investment portfolio.

     The majority of the portfolio is invested in high-grade, fixed-maturity securities, of which short-and intermediate-term securities represented $4,439.4 million, or 78.3%, at the end of 1998, compared to $4,024.9 million, or 76.4%, at the end of 1997. Long-term investment-grade securities, including those principal paydowns from asset-backed securities that are greater than 10 years, were $93.5 million, or 1.6%, at the end of 1998, compared to $143.4 million, or 2.7%, at the end of 1997. Non-investment-grade fixed-maturity securities were $128.0 million, or 2.3%, at the end of 1998, compared to $132.5 million, or 2.5%, at the end of 1997, and offer the Company higher returns and added diversification without a significant adverse effect on the stability and quality of the investment portfolio as a whole. Non-investment-grade securities may involve greater risks often related to creditworthiness, solvency and relative liquidity of the secondary trading market. The duration of the fixed-income portfolio was 2.8 years at December 31, 1998, compared to 3.3 years at December 31, 1997.

     A portion of the investment portfolio is invested in marketable equity securities. Common stocks represented $636.9 million, or 11.2%, of the portfolio, at the end of 1998, compared to $620.8 million, or 11.8%, a year earlier. The majority of the common stock portfolio is invested in domestic equities traded on nationally recognized securities exchanges. In addition, the Company invests in foreign equities, which may include stock index futures and foreign currency forwards, which comprised $130.7 million of the common stock portfolio at the end of 1998, compared to $106.0 million last year, and partnership investments, which comprised $63.7 million of the common stock portfolio at the end of 1998, compared to $31.8 million last year. Preferred stocks represented $376.5 million, or 6.6%, of the portfolio at the end of 1998, compared to $348.8 million, or 6.6%, a year earlier, and was comprised of over 72% of fixed-rate preferred stocks with mechanisms that are expected to provide an opportunity to liquidate at par.

     As of December 31, 1998, the Company's portfolio had $174.3 million in unrealized gains, compared to $188.4 million in 1997. This decrease in value was the result of widening credit spreads on all non-treasury related products and the Company's underperformance relative to the S&P 500, due to overweighting in smaller capitalization value stocks.

The weighted average fully taxable equivalent book yield of the portfolio was 6.3%, 6.6% and 6.7% for the years ended December 31, 1998, 1997 and 1996, respectively.

     As of December 31, 1998, the Company held $1,486.9 million of asset-backed securities, which represented 26.2% of the total investment portfolio. The asset-backed portfolio included collateralized mortgage obligations (CMO) and commercial mortgage-backed obligations (CMB) totaling $325.3 million and $728.9 million, respectively. The remainder of the asset-backed portfolio was invested primarily in auto loan and other asset-backed securities. As of December 31, 1998, the CMO portfolio primarily included sequential bonds, representing 90.3% of the CMO portfolio ($293.7 million) with an average life of 3.6 years. At December 31, 1998, the CMO portfolio had a weighted average Moody's or Standard & Poor's rating of AAA and the CMB portfolio had an average life of 6.1 years and a weighted average Moody's or Standard & Poor's rating of AA. At December 31, 1998, the CMO and CMB portfolios had unrealized gains/(losses) of $.1 million and $(8.2) million, respectively. The single largest unrealized loss in any individual CMO security was $.9 million and in any CMB security was $5.4 million, at December 31, 1998. The CMB portfolio includes $132.5 million of CMB interest-only certificates, which had an average life of 6.6 years and a weighted average Moody's or Standard & Poor's rating of AAA at December 31, 1998. Both the CMO and CMB portfolios are highly liquid with readily available quotes and contain no residual interests. During 1997, the Company sold $178.4 million (proceeds of $200.8 million) of non-investment-grade CMB securities to a third-party purchaser. The purchaser subsequently transferred the securities to a trust as collateral in a resecuritized debt offering. The transaction was accounted for as a sale under Statement of Financial Accounting Standards
(SFAS) 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," resulting in a net gain of $22.4 million. A bankruptcy remote subsidiary of the Company acquired $22.8 million of the resecuritized debt, which was subsequently sold in 1998 for a net gain of $3.5 million. This portion of the transaction was not accounted for as a sale in 1997 in accordance with SFAS 125.

     Investments in the Company's portfolio have varying degrees of risk. The primary market risk exposure to the fixed-income portfolio is interest rate risk, which is limited by managing duration to a defined range of 1.8 to 5 years. The distribution of maturities and convexity are monitored on a regular basis. Common stocks and similar investments, which generally have greater risk and volatility of market value, are limited to a target of 15%, with a range of 0 to 25%. Market values, along with industry and sector concentrations of common stocks and similar investments, are monitored daily. Exposure to foreign currency exchange risk is limited by Company restrictions and is monitored regularly. Exposures are evaluated individually and as a whole, considering the effects of cross correlation. For the quantitative market risk disclosures, see page 56. The Company regularly examines its portfolio for evidence of impairment. In such cases, changes in market value are evaluated to determine the extent to which such changes are attributable to: (i) interest rates, (ii) market-related factors other than interest rates and (iii) financial conditions, business prospects and other fundamental factors specific to the issuer. Declines attributable to issuer fundamentals are reviewed in further detail. Available evidence is considered to estimate the realizable value of the investment. When a security in the Company's investment portfolio has a decline in market value which is other than temporary, the Company is required by generally accepted accounting principles (GAAP) to reduce the carrying value of such security to its net realizable value. In 1998, the Company wrote down $32.2 million, including $20.8 million in two securities in emerging markets driven by changing economic conditions.

     Included in our non-investment-grade fixed-maturity securities and our common stock portfolios are $299.6 million of other risk assets. Other risk assets include such items as high yield and distressed debt, private equities and warrants, mezzanine investments, and securities in emerging markets. No individual security in the other risk asset portfolio comprised more than one percent of Progressive's total investment portfolio. The total return on the average amount invested in this asset class in 1998 was (4.4)% with a total net unrealized gain of $4.7 million at December 31, 1998. The single largest unrealized loss in any individual other risk asset security was $5.4 million.

     Derivative instruments are primarily used to manage the risks and enhance the returns of the available-for-sale portfolio. This is accomplished by modifying the basis, duration, interest rate or foreign currency characteristics of the portfolio, hedged securities or hedged cash flows. During 1998, the Company entered into two transactions, an interest rate swap hedge and a short futures position, to hedge against possible rises in interest rates prior to the issuance of debt under the $300 million shelf registration. The interest rate swap hedge performed as expected and is recorded as an $11.0 million deferred asset under SFAS 80, "Accounting for Futures Contracts," as a qualified hedge. The short futures position, driven by changing economic conditions, did not meet the established criteria for hedging correlation and was discontinued as a hedge, recognizing a net realized loss of $9.2 million in 1998. The Company continues to hold the short futures position for risk management of the anticipated debt offering. Derivative instruments may also be used for trading purposes. During 1998, net activity in the trading portfolio was not material to the Company's financial position, cash flows or results of operations. Net cash requirements of derivative instruments are limited to changes in market values which may vary based upon changes in interest rates and other factors. Exposure to credit risk is limited to the carrying value; collateral is not required to support the credit risk. The Company has stringent restrictions on the amount of open positions in the trading portfolios, limiting exposure to defined levels. At December 31, 1998, trading positions had a net market value of $(.4) million; at December 31, 1997, the net market value was $1.1 million.

RESULTS OF OPERATIONS Operating income, which excludes net realized gains and losses from security sales and one-time items, was $449.3 million, or $6.01 per share, in 1998, $336.0 million, or $4.46 per share, in 1997 and $309.1 million, or $4.12 per share, in 1996. The GAAP combined ratio was 91.6 in 1998, 93.4 in 1997 and 91.5 in 1996.

     Direct premiums written increased 13% to $5,451.3 million in 1998, compared to $4,825.2 million in 1997 and $3,638.4 million in 1996. Net premiums written increased 14% to $5,299.7 million in 1998, compared to $4,665.1 million in 1997 and $3,441.7 million in 1996. The difference between direct and net premiums written is partially attributable to premiums written under state-mandated involuntary Commercial Auto Insurance Procedures (CAIP), for which the Company retains no indemnity risk, of $60.7 million in 1998, $78.4 million in 1997 and $99.5 million in 1996. The Company provided policy and claim processing services to 27 state CAIPs in all three years. Premiums earned, which are a function of the amount of premiums written in the current and prior periods, increased 18% in 1998, compared to 31% in 1997 and 17% in 1996.

     Net premiums written in the Company's Personal Lines, which write insurance for private passenger automobiles and recreational vehicles, grew 15%, 36% and 20% in 1998, 1997 and 1996, respectively, primarily reflecting an increase in unit sales. The slower growth in 1998 is a result of intensified competition in the auto insurance market. Many of the Company's competitors reduced rates, increased advertising, entered new states, expanded their distribution channels, entered the nonstandard auto insurance market and increased agents' compensation. The Company expects continued growth in 1999 despite increased competition. The Company decreased rates an average of 5.3% in 1998, compared to rate decreases of .9% in 1997 and rate increases of 2.5% in 1996. The Company continues to write through multiple distribution methods, including Independent Agents, Direct (via 1 800 AUTO PRO(R) and progressive.com) and through
Strategic Alliances. In 1998, the Direct distribution channel represented between 10% and 15% of the Personal Lines volume, compared to between 5% and 10% in 1997 and less than 5% in 1996. The sales generated via the Internet represented approximately 2% of the Direct business net premiums written in 1998. The Company also writes through its Strategic Alliances channel, which includes alliances with other insurance companies, employers, affinity groups and national brokerage agencies. The Strategic Alliances channel represented between 5% and 10% of the Personal Lines premiums in all three years. The remainder of the Personal Lines premiums are written through a network of over 30,000 Independent Insurance Agents. Through these multiple distribution channels, the Company continues to write standard and preferred risks, which represented between 30% and 35% of total 1998 Personal Lines volume, compared to between 20% and 25% in 1997 and between 10% and 15% in 1996, as well as its traditional nonstandard auto products.

     In 1997, the Company began using rating criteria based partially on consumer financial responsibility. This approach is in use in 43 states that represent 91% of the Personal Lines volume. The Company expects product design and pricing methods to evolve constantly, based on the developing understanding of loss data, work flows, market conditions and technology, as well as consumer acceptance of the Progressive brand as an insurer for all drivers. The Company introduced the next generation of product design in mid-1998 and expects to have it in markets representing 80% of premium by April 1999. Early results suggest that the Company is attracting drivers from all risk profiles and retaining them longer. The Company believes that growing the numbers of policyholders, particularly standard and preferred risks with their higher retention rates, builds intrinsic value because renewals are more profitable than first year business. The drive to add customers faster resulted in more spending to promote the Progressive brand and to hire and develop more claim adjusters and customer service representatives, and the Company expects this to continue at least in the near term. These costs, along with lower margins on first year business, are expected to bring profit margins more in line with the Company's objective of achieving a 4% underwriting profit margin over the entire retention period of a policyholder. In 1998, Personal Lines generated an underwriting profit margin of 8%, compared to 6% in 1997 and 8% in 1996.

     The Company's other lines of business include writing insurance for small fleets of commercial vehicles, collateral protection and loan tracking for auto lenders and financial institutions, directors' and officers' liability and fidelity coverage for American Bankers Association member community banks and independent credit unions, and providing related claim, underwriting and system services. Revenues in these businesses were $405 million in 1998, compared to $402 million in 1997 and $330 million in 1996. Pretax operating profit was $62 million in 1998, compared to $37 million in 1997 and $46 million in 1996. Most of these businesses are in markets that are declining in size.

     Claim costs, the Company's most significant expense, represent actual payments made and changes in estimated future payments to be made to or on behalf of its policyholders, including expenses required to settle claims and losses. These costs include a loss estimate for future assignments and assessments, based on current business, under state-mandated involuntary automobile programs. Claim costs are influenced by inflation and loss severity and frequency, the impact of which is mitigated by adequate pricing. Increases in the rate of inflation increase loss payments, which are made after premiums are established. Accordingly, anticipated rates of inflation are taken into account when the Company establishes premium rates and loss reserves. Claim costs, expressed as a percentage of premiums earned, were 68% in 1998, compared to 71% in 1997 and 70% in 1996. In recent years, the industry has had favorable loss experience driven by continuing trends with respect to safer cars and roads, the impaired driving crackdown, better law enforcement and insurers operating more efficiently.

     The Company writes directors and officers and other professional liability coverage for community banks and credit unions and, therefore, could potentially be exposed to liability for errors made by these institutions relating to the year 2000 conversion. To minimize its risk, from October 1997 through May 1998, the Company included year 2000 exclusions in all new and renewal policies for commercial banks which have multi-year terms that extend beyond December 31, 1999. This placed the Company at a competitive disadvantage since few of its competitors included similar exclusions. The Company has obtained additional reinsurance to limit its potential exposure to about 7% of the average policy limits in the event any of the insured directors or officers are held liable for year 2000 noncompliance by their financial institutions. In light of this additional reinsurance contract, which reduced the Company's net exposure by 68% and covers all of the Company's inforce directors and officers insurance business, in June 1998, the Company stopped including year 2000 exclusions in its multi-year policies. Additionally, the Company has begun to selectively remove previously issued year 2000 exclusions. As a regulated industry, financial institutions are under pressure from government regulatory agencies and other interested parties to ensure they achieve readiness for the year 2000. The Company is monitoring its customers' compliance efforts and believes that substantially all such customers are pursuing plans to achieve year 2000 compliance. It is currently unknown whether these financial institutions will be able to completely avoid errors relating to year 2000 compliance and the Company is unable to predict to what extent such financial institutions will incur losses as a result of noncompliance and whether their directors and officers will be subject to individual liability for such noncompliance. In the event of a claim, applicable factual and coverage issues would have to be resolved. Based on information currently available and management's best estimate, the Company does not believe that any losses resulting from this exposure will have a material impact on the Company's liquidity, financial condition, cash flows or results of operations.

     Because the Company is primarily an insurer of motor vehicles, it has limited exposure for environmental, product and general liability claims. The Company has established reserves for these exposures, in amounts which it believes to be adequate based on information currently known by it. Management does not believe that these claims will have a material impact on the Company's liquidity, financial condition, cash flows or results of operations.

     Policy acquisition and other underwriting expenses as a percentage of premiums earned were 23% in 1998 and 1997 and 22% in 1996. During 1998, the Company expanded its television advertising campaign on a national level. The Company also introduced its local advertising campaign to 14 more states during 1998, bringing the total number of states in which the Company advertises to 32 plus Washington D.C. (83 markets).

     Recurring investment income (interest and dividends) increased 7% to $294.8 million in 1998, compared to $274.9 million in 1997 and $225.8 million in 1996, primarily due to an increase in the size of the investment portfolio. Net realized gains on security sales were $11.4 million in 1998, $98.5 million in 1997 and $7.1 million in 1996. Investment expenses were $7.4 million in 1998, compared to $9.9 million in 1997 and $6.1 million in 1996; in 1997, the Company purchased a new portfolio management system and incurred expenses related to the sale of the commercial mortgage-backed securities.

YEAR 2000 COMPLIANCE The year 2000 problem exists because many computer programs only use the last two digits to refer to a year and could recognize "00" as 1900 instead of 2000. If not corrected, many computer and other microchip supported applications could fail or create erroneous results. The extent of the potential impact is still unknown but could affect the global economy. In response to this issue, the Company has evaluated its applications and operating software (including its claims reporting, financial reporting, policy issuance, policy maintenance and other internal production systems), hardware and software products, and third-party data exchanges and business relationships, and is in the process of evaluating its end user computing activities and facilities implications (including public utility services), and has established a dedicated, tenured project team responsible for overseeing progress on the Company's compliance program and periodically reporting to management.

     The Company began converting its applications software to be year 2000 compliant in July 1995 and, as a result, has been able to avoid redeploying significant resources or deferring other important projects to specifically address the year 2000 issues. During the first quarter 1998, the Company retained independent consultants to determine its state of readiness. Although some additional areas of focus were identified, the consultants noted that the Company was adequately addressing its critical internal systems and issues. As of December 31, 1998, the Company has completed approximately 94% of its efforts to bring its applications software in compliance. Testing of critical applications is being accomplished through the use of a special systems environment known as a "Time Warp Lab," which mimics the Company's production environment. As a final test of year 2000 readiness, after conversion and year 2000 certification, critical applications are run in the Time Warp Lab while systems clocks turn over from 1999 to 2000 and beyond. The total cost to modify these existing production systems, which includes both internal and external costs of programming, coding and testing, is estimated to be $8.0 million, of which $7.1 million had been expensed through December 31, 1998. The Company also replaced some of its systems during 1998. In addition to being year 2000 compliant, these new systems added increased functionality to the Company. The total cost of these systems, which include both internal and external costs, is estimated to be $4.8 million, and the majority of the projects were completed in 1998, with remaining parallel testing scheduled during the first quarter 1999. As of December 31, 1998, $4.7 million had been paid for these systems. All costs are being funded through operating cash flows. In addition, the Company has identified approximately 330 third parties with which data is exchanged. All critical data exchanges are being tested for compliance. Although dependent on business partners' testing schedules, testing of critical data exchanges is expected to be completed by the end of the second quarter 1999.

     The Company continually evaluates computer hardware and software upgrades for enhancements and, therefore, many of the costs to replace these items to be year 2000 compliant are not likely to be incremental costs to the Company. The Company's remediation of its mainframe hardware and operating software is 94% complete and the remediation of its servers and client server operating software is 30% complete. The Company estimates that all mainframe and client server hardware and operating software will be year 2000 compliant by the first half of 1999. In addition, during 1998, the Company secured software which will assist in the discovery of noncompliant desktop hardware and software. It is estimated that the assessment and remediation process will be completed by the first half of 1999.

     The Company is currently unable to determine the impact that year 2000 noncompliance may have on its financial condition, cash flows and results of operations. The Company believes that it is taking the necessary measures to address issues that may arise relating to the year 2000 and that its production systems will be compliant. The Company realizes, however, that noncompliance by third parties could impact its business. The possibility exists that a portion of the Company's distribution channel may not be compliant, that communication with agents could be disrupted, that underwriting data, such as motor vehicle reports, could be unobtainable, that the claim settling process could be delayed or that frequency and severity of losses may increase due to external factors. The Company is contacting its key independent insurance agents, vendors and suppliers (e.g. banks, credit bureaus, motor vehicle departments, rating agencies, etc.) to determine their status of compliance and to assess the impact of noncompliance to the Company. The Company is working closely with all critical business relationships to minimize its exposure to year 2000 issues, including on-site visits to identify their state of readiness.

     The Company's process teams and business groups are identifying potential year 2000 scenarios. For those scenarios deemed to be both probable and with a potentially significant business impact, the Company is developing contingency plans. The majority of the contingency plans are drafted and were reviewed by the Company's chief financial and technology officers during 1998. Contingency plans may include such items as hardening facilities with back-up generators, prioritizing resources, securing alternative vendors, developing alternative processes, pre-ordering policyholder information, and other measures. The Company anticipates that contingency plans will be completed for all material relationships during the first quarter 1999.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Except for historical information, the matters discussed in this annual report are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially from those projected. These risks and uncertainties include, without limitation, pricing competition and other initiatives by competitors, legislative and regulatory developments, weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions), driving patterns, court decisions and trends in litigation, interest rate levels and other conditions in the financial and securities markets, unforeseen technological issues associated with the year 2000 compliance efforts and the extent to which vendors, public utilities, governmental entities and other third parties that interface with the Company may fail to achieve year 2000 compliance, and other risks detailed from time to time in the Company's SEC reports. The Company assumes no obligation to update the information in this annual report.

                    Ten Year Summary - Financial Highlights
               (not covered by report of independent accountants)

               (millions-except per share amounts and number of people employed)


                                                                                        1998             1997

INSURANCE COMPANIES SELECTED FINANCIAL INFORMATION
   AND OPERATING STATISTICS-STATUTORY BASIS
 Reserves:
   Loss and loss adjustment expense(1)                                          $        1,945.8    $      1,867.5
   Unearned premiums                                                                     2,253.3           1,901.9
 Policyholders' surplus(1)                                                               2,029.9           1,722.9
 Ratios:
   Net premiums written to policyholders' surplus                                            2.6               2.7
   Loss and loss adjustment expense reserves to policyholders' surplus                       1.0               1.1
   Loss and loss adjustment expense                                                         68.5              71.1
   Underwriting expense                                                                     22.4              20.7
----------------------------------------------------------------------------------------------------------------------
   Statutory combined ratio                                                                 90.9              91.8

SELECTED CONSOLIDATED FINANCIAL INFORMATION-GAAP BASIS
 Total revenues                                                                 $        5,292.4    $      4,608.2
 Total assets                                                                            8,463.1           7,559.6
 Total shareholders' equity(2)                                                           2,557.1           2,135.9
 Common Shares outstanding                                                                  72.5              72.3
 Common Share price
   High                                                                         $          172      $        120 7/8
   Low                                                                                      94                61 1/2
   Close(3)                                                                                169 3/8           119 7/8
 Market capitalization                                                          $       12,279.7    $      8,667.0
 Book value per Common Share(2)                                                 $           35.27   $         29.54
 Return on average common shareholders' equity(4)                                           19.3%             20.9%
 Debt outstanding                                                               $          776.6    $        775.9
 Ratios:
   Debt to total capital                                                                    23%               27%
   Price to earnings(5)                                                                     28                27
   Price to book                                                                             4.8               4.1
 GAAP underwriting margin(2)                                                                 8.4               6.6
 Number of people employed                                                              15,735            14,126


1 During 1994, the Company began accruing salvage and subrogation recoverables.

2 In 1994, the $71.0 million "supplemental reserve" was eliminated, increasing book value per share $.65, underwriting profit margin 3.2% and shareholders' equity $46.2 million.

3 Represents the closing price at December 31.

4 Net income minus preferred share dividends / average common shareholders' equity.

5 Represents the closing stock price / operating earnings per share.

  All share and per share amounts were adjusted for the December 1992, 3 for 1 stock split.


                                                                            1996          1995          1994          1993

INSURANCE COMPANIES SELECTED FINANCIAL INFORMATION
   AND OPERATING STATISTICS-STATUTORY BASIS
 Reserves:
   Loss and loss adjustment expense(1)                                  $  1,532.9    $  1,314.4    $  1,100.2    $  1,053.7
   Unearned premiums                                                       1,382.9       1,140.4         954.8         688.9
 Policyholders' surplus(1)                                                 1,292.4       1,055.1         945.1         701.9
 Ratios:
   Net premiums written to policyholders' surplus                              2.7           2.8           2.6           2.6
   Loss and loss adjustment expense reserves to policyholders' surplus         1.2           1.2           1.2           1.5
   Loss and loss adjustment expense                                           70.2          71.6          64.2          62.6
   Underwriting expense                                                       19.8          21.4          22.4          25.4
--------------------------------------------------------------------------------------------------------------------------------
   Statutory combined ratio                                                   90.0          93.0          86.6          88.0

SELECTED CONSOLIDATED FINANCIAL INFORMATION-GAAP BASIS
 Total revenues                                                         $  3,478.4    $  3,011.9    $  2,415.3    $  1,954.8
 Total assets                                                              6,183.9       5,352.5       4,675.1       4,011.3
 Total shareholders' equity(2)                                             1,676.9       1,475.8       1,151.9         997.9
 Common Shares outstanding                                                    71.5          72.1          71.2          72.1
 Common Share price
   High                                                                 $     72 1/4  $     49 1/2  $     40 1/2  $     46 1/8
   Low                                                                        40 3/8        34 3/4        27 3/4        26 5/8
   Close(3)                                                                   67 3/8        48 7/8        35            40 1/2
 Market capitalization                                                  $  4,817.3    $  3,523.9    $  2,492.0    $  2,920.1
 Book value per Common Share(2)                                         $     23.45   $    19.31    $     14.97   $     12.62
 Return on average common shareholders' equity(4)                             20.5%        19.6%          27.4%         36.0%
 Debt outstanding                                                       $    775.7    $   675.9     $    675.6    $    477.1
 Ratios:
   Debt to total capital                                                      32%           31%           37%           32%
   Price to earnings(5)                                                       16            17            13            15
   Price to book                                                               2.9           2.5           2.3           3.2
 GAAP underwriting margin(2)                                                   8.5           5.7          11.5          10.7
 Number of people employed                                                 9,557         8,025         7,544         6,101

                                                                              1992            1991          1990          1989

INSURANCE COMPANIES SELECTED FINANCIAL INFORMATION
   AND OPERATING STATISTICS-STATUTORY BASIS
 Reserves:
   Loss and loss adjustment expense(1)                                    $    994.7      $    901.7    $    827.4    $    787.7
   Unearned premiums                                                           538.5           513.6         474.1         467.6
 Policyholders' surplus(1)                                                     658.3           676.7         636.7         578.1
 Ratios:
   Net premiums written to policyholders' surplus                                2.2             2.0           1.9           2.0
   Loss and loss adjustment expense reserves to policyholders' surplus           1.5             1.3           1.3           1.4
   Loss and loss adjustment expense                                             68.3            65.7          62.1          65.9
   Underwriting expense                                                         29.8            33.5          31.1          31.4
-----------------------------------------------------------------------------------------------------------------------------------
   Statutory combined ratio                                                     98.1            99.2          93.2          97.3

SELECTED CONSOLIDATED FINANCIAL INFORMATION-GAAP BASIS
 Total revenues                                                           $  1,738.9      $  1,493.1    $  1,376.2    $  1,392.7
 Total assets                                                                3,440.9         3,317.2       2,912.4       2,643.7
 Total shareholders' equity(2)                                                 629.0           465.7         408.5         435.2
 Common Shares outstanding                                                      67.1            63.3          69.3          76.2
 Common Share price
   High                                                                   $     29 3/8    $     20 5/8  $     18 3/4  $     14 1/2
   Low                                                                          14 3/4          15            11             7 1/2
   Close(3)                                                                     29 1/8          18            17 1/8        12 7/8
 Market capitalization                                                    $   1,954.3     $  1,139.4    $  1,186.8    $    981.1
 Book value per Common Share(2)                                           $      7.94     $      5.83   $      5.89   $      5.71
 Return on average common shareholders' equity(4)                               34.7%            6.7%         21.5%         17.4%
 Debt outstanding                                                         $    568.5      $    644.0    $    644.4    $    645.9
 Ratios:
   Debt to total capital                                                        47%             58%           61%           60%
   Price to earnings(5)                                                         17              14            13            14
   Price to book                                                                 3.7             3.1           2.9           2.3
 GAAP underwriting margin(2)                                                     3.5            (3.7)          1.0          (1.2)
 Number of people employed                                                   5,591           6,918         6,370         6,049

             TEN YEAR SUMMARY - GAAP CONSOLIDATED OPERATING RESULTS
              (not covered by report of independent accountants)

                                             (millions-except per share amounts)

                                                                 1998             1997
Direct premiums written:
  Personal lines                                       $       4,987.1    $      4,355.9
  All other lines                                                464.2             469.3
-----------------------------------------------------------------------------------------
Total direct premiums written                                  5,451.3           4,825.2
  Reinsurance assumed                                              -                 -
  Reinsurance ceded                                             (151.6)           (160.1)
-----------------------------------------------------------------------------------------
Net premiums written                                           5,299.7           4,665.1
  Net change in unearned premiums reserve(1)                    (351.7)           (475.6)
-----------------------------------------------------------------------------------------
Premiums earned                                                4,948.0           4,189.5
-----------------------------------------------------------------------------------------
Expenses:
  Losses and loss adjustment expenses(2)                       3,376.3           2,967.5
  Policy acquisition costs                                       659.9             607.8
  Other underwriting expenses                                    495.8             336.0
-----------------------------------------------------------------------------------------
Total underwriting expenses                                    4,532.0           3,911.3
-----------------------------------------------------------------------------------------
Underwriting profit (loss) before taxes                          416.0             278.2
Provision (benefit) for income taxes                             145.6              97.4
-----------------------------------------------------------------------------------------
Underwriting profit (loss) after taxes                           270.4             180.8
Service operations profit (loss) after taxes                       4.8                .9
-----------------------------------------------------------------------------------------
                                                                 275.2             181.7
Investment income after taxes                                    221.3             205.3
Net realized gains (losses) on security sales after taxes          7.4              64.0
Interest expense after taxes                                     (39.7)            (42.0)
Proposition 103 reserve reduction after taxes                      -                 -
Non-recurring items after taxes                                    -                 -
Other expenses after taxes(3)                                     (7.5)             (9.0)
-----------------------------------------------------------------------------------------
Income before tax adjustments and cumulative
  effect of accounting change                                    456.7             400.0
Tax adjustments(4)                                                 -                 -
Cumulative effect of accounting change5                            -                 -
-----------------------------------------------------------------------------------------
Net income                                              $        456.7    $        400.0
                                                        =================================
Per share(6)
  Net income(2)                                         $         6.11    $         5.31
  Dividends                                                       .250              .240
Average equivalent shares
  Basic                                                           72.5              72.0
  Diluted                                                         74.7              75.3

1 Amount represents change in unearned premiums reserve less change in prepaid reinsurance premiums.

2 In 1994, the "supplemental reserve" was eliminated, resulting in a one-time decrease to losses and loss adjustment expenses of $71.0 million, or $.62 per share.

3 Reflects investment expenses after taxes and other tax adjustments.

4 1991 reflects a deferred tax asset write-down and 1990 reflects a fresh start tax benefit.

5 Reflects adoption of SFAS 109, "Accounting for Income Taxes."

6 Presented on a diluted basis. In 1997, the Company adopted SFAS 128, "Earnings
  Per Share," and, as a result, restated prior periods per share amounts, if applicable.

  All share and per share amounts were adjusted for the December 1992, 3 for 1 stock split.

                                                                1996          1995          1994          1993
Direct premiums written:
  Personal lines                                            $  3,165.4    $  2,644.6    $  2,181.7    $  1,548.9
  All other lines                                                473.0         424.3         463.4         417.5
-------------------------------------------------------------------------------------------------------------------
Total direct premiums written                                  3,638.4       3,068.9       2,645.1       1,966.4
  Reinsurance assumed                                              3.8            .1           2.9           9.2
  Reinsurance ceded                                             (200.5)       (156.2)       (190.8)       (156.4)
-------------------------------------------------------------------------------------------------------------------
Net premiums written                                           3,441.7       2,912.8       2,457.2       1,819.2
  Net change in unearned premiums reserve(1)                    (242.4)       (185.6)       (266.1)       (150.5)
-------------------------------------------------------------------------------------------------------------------
Premiums earned                                                3,199.3       2,727.2       2,191.1       1,668.7
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Losses and loss adjustment expenses(2)                       2,236.1       1,943.8       1,397.3       1,028.0
  Policy acquisition costs                                       482.6         459.6         391.5         311.6
  Other underwriting expenses                                    208.5         167.2         150.8         151.3
-------------------------------------------------------------------------------------------------------------------
Total underwriting expenses                                    2,927.2       2,570.6       1,939.6       1,490.9
-------------------------------------------------------------------------------------------------------------------
Underwriting profit (loss) before taxes                          272.1         156.6         251.5         177.8
Provision (benefit) for income taxes                              95.2          54.8          88.0          62.2
-------------------------------------------------------------------------------------------------------------------
Underwriting profit (loss) after taxes                           176.9         101.8         163.5         115.6
Service operations profit (loss) after taxes                       2.8           5.6           6.5           4.4
-------------------------------------------------------------------------------------------------------------------
                                                                 179.7         107.4         170.0         120.0
Investment income after taxes                                    175.6         156.2         131.2         107.1
Net realized gains (losses) on security sales after taxes          4.6          30.4          15.5          70.1
Interest expense after taxes                                     (40.0)        (37.1)        (35.9)        (25.8)
Proposition 103 reserve reduction after taxes                     --            --            --            --
Non-recurring items after taxes                                   --            --            --            (2.6)
Other expenses after taxes(3)                                     (6.2)         (6.4)         (6.5)         (1.5)
-------------------------------------------------------------------------------------------------------------------
Income before tax adjustments and cumulative
  effect of accounting change                                    313.7         250.5         274.3         267.3
Tax adjustments(4)                                                --            --            --            --
Cumulative effect of accounting change(5)                         --            --            --            --
-------------------------------------------------------------------------------------------------------------------
Net income                                                  $    313.7    $    250.5    $    274.3    $    267.3
                                                          =========================================================
Per share(6)                                                $     4.14    $     3.26    $     3.59    $     3.59
  Net income(2)                                                    .230          .220          .210          .200
  Dividends
Average equivalent shares                                         71.6          71.8          71.6          69.3
  Basic                                                           74.2          74.2          74.0          71.8
  Diluted

                                                                1992         1991           1990          1989
Direct premiums written:
  Personal lines                                            $  1,214.6    $  1,047.4    $    876.0    $    800.1
  All other lines                                                422.2         489.4         482.8         487.0
-------------------------------------------------------------------------------------------------------------------
Total direct premiums written                                  1,636.8       1,536.8       1,358.8       1,287.1
  Reinsurance assumed                                              4.3            .1            .1           7.2
  Reinsurance ceded                                             (189.9)       (212.3)       (162.6)       (134.0)
-------------------------------------------------------------------------------------------------------------------
Net premiums written                                           1,451.2       1,324.6       1,196.3       1,160.3
  Net change in unearned premiums reserve(1)                     (25.1)        (37.7)         (5.1)         36.2
-------------------------------------------------------------------------------------------------------------------
Premiums earned                                                1,426.1       1,286.9       1,191.2       1,196.5
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Losses and loss adjustment expenses(2)                         930.9         858.0         762.9         799.3
  Policy acquisition costs                                       304.1         313.7         292.7         296.7
  Other underwriting expenses                                    141.5         162.1         123.7         114.9
-------------------------------------------------------------------------------------------------------------------
Total underwriting expenses                                    1,376.5       1,333.8       1,179.3       1,210.9
-------------------------------------------------------------------------------------------------------------------
Underwriting profit (loss) before taxes                           49.6         (46.9)         11.9         (14.4)
Provision (benefit) for income taxes                              16.9         (15.9)          4.0          (2.9)
-------------------------------------------------------------------------------------------------------------------
Underwriting profit (loss) after taxes                            32.7         (31.0)          7.9         (11.5)
Service operations profit (loss) after taxes                      (2.8)         (1.4)          2.8           2.5
-------------------------------------------------------------------------------------------------------------------
                                                                  29.9         (32.4)         10.7          (9.0)
Investment income after taxes                                    110.4         121.1         126.4         135.3
Net realized gains (losses) on security sales after taxes          9.6           4.9          (8.4)          (.4)
Interest expense after taxes                                     (29.4)        (31.6)        (32.0)        (32.5)
Proposition 103 reserve reduction after taxes                     70.0          --            --            --
Non-recurring items after taxes                                  (42.6)         --            --            --
Other expenses after taxes(3)                                     (8.3)        (14.9)        (13.2)        (15.4)
-------------------------------------------------------------------------------------------------------------------
Income before tax adjustments and cumulative
  effect of accounting change                                    139.6          47.1          83.5          78.0
Tax adjustments(4)                                                --           (14.2)          9.9          --
Cumulative effect of accounting change(5)                         14.2          --            --            --
-------------------------------------------------------------------------------------------------------------------
Net income                                                  $    153.8    $     32.9    $     93.4    $     78.0
                                                          =========================================================
Per share(6)                                                $     2.08    $      .41    $     1.20    $      .94
  Net income(2)                                                   .191          .172          .160          .147
  Dividends
Average equivalent shares                                         60.7          65.4          72.3          79.5
  Basic                                                           70.9          66.6          81.9          88.8
  Diluted

                      QUANTITATIVE MARKET RISK DISCLOSURES
               (not covered by report of independent accountants)

Quantitative market risk disclosures are only presented for market risk categories when risk is considered material. Materiality is determined based on the fair value of the financial instruments at December 31, 1998, and the potential for near term losses from reasonably possible near term changes in market rates or prices.

OTHER THAN TRADING FINANCIAL INSTRUMENTS
Financial instruments subject to interest rate risk as of December 31, 1998 were:
(millions)

                                                           MARKET VALUE
                                         --------------------------------------------------------
                                          -200 BPS   -100 BPS              +100 BPS   +200 BPS
                                           CHANGE     CHANGE     ACTUAL     CHANGE     CHANGE
U.S. Government obligations              $    639.4 $    627.0 $    614.5 $    603.2 $    592.0
State and local government obligations      1,814.1    1,752.5    1,693.6    1,638.2    1,579.8
Asset-backed securities                     1,567.5    1,527.1    1,486.9    1,443.6    1,398.3
Other debt securities                         455.0      439.3      424.0      409.9      396.1
Preferred stocks                              399.3      388.4      376.5      365.3      355.0
Short-term investments                        444.1      443.0      441.9      440.8      439.7
-------------------------------------------------------------------------------------------------
                                         $  5,319.4 $  5,177.3 $  5,037.4 $  4,901.0 $  4,760.9
                                         ========================================================

Exposure to risk is represented in terms of changes in fair value due to selected hypothetical movements in market rates. Bonds and preferred stocks are individually priced to yield to the worst case scenario. State and local government obligations, including lease deals and super sinkers, are assumed to hold their prepayment patterns. Asset-backed securities are priced assuming deal specific prepayment scenarios, considering the deal structure, prepayment penalties, yield maintenance agreements and the underlying collateral. Over 72% of the preferred stocks have mechanisms that are expected to provide an opportunity to liquidate at par.

Derivative financial instruments held or issued for purposes of managing interest rate exposure on the anticipated debt issuance as of December 31, 1998 were:
(millions)

                                                      MARKET VALUE
                           ------------------------------------------------------------------
                             -200 BPS      -100 BPS                  +100 BPS     +200 BPS
                              CHANGE        CHANGE      ACTUAL        CHANGE       CHANGE
Short futures position     $    (32.0)   $    (10.0)   $      4.4    $     26.5   $     42.3
Interest rate swap hedge        (55.1)        (33.1)        (11.0)         11.0         33.1

Exposure to risk is represented in terms of changes in fair value due to selected hypothetical movements in market rates. During 1998, the Company entered into two transactions to hedge against possible rises in interest rates prior to the issuance of debt under the $300 million shelf registration. The interest rate swap hedge performed as expected and is recorded as a deferred asset under SFAS 80, "Accounting for Futures Contracts," as a qualified hedge. The short futures position, driven by changing economic conditions, did not meet the established criteria for hedging correlation and was discontinued as a hedge, recognizing a net realized loss of $9.2 million in 1998. The Company continues to hold the short futures position for risk management of the anticipated debt offering. Changes in market rates will have a reciprocal effect on the cost of borrowing of the debt upon issuance.

Financial instruments subject to equity market risk as of December 31, 1998 were:
(millions)

                                           HYPOTHETICAL
                                            MARKET CHANGES
                                    --------------------------------
                       MARKET
                        VALUE             +10%              -10%

Common stocks     $        636.9    $       697.4    $        576.4


The model represents the estimated value of the Company's common stock portfolio given a + (-) 10% change in the market, based on the common stock portfolio's weighted average beta of .94. The beta is derived from recent historical experience, using the S&P 500 as the market surrogate. The historical relationship of the common stock portfolio's beta to the S&P 500 is not necessarily indicative of future correlation, as individual company or industry factors may effect price movement. Betas are not available for all securities. In such cases, the change in market value reflects a direct + (-) 10% change; the number of securities without betas is less than 25%. The common stock portfolio includes stock index futures with a market value of $1.9 million.

Financial instruments subject to foreign currency risk as of December 31, 1998 were:
(millions)

                                            MARKET     NOTIONAL   HYPOTHETICAL
                                            VALUE        VALUE     GAIN (LOSS)
Canadian fixed income investments        $     73.0           N/A   $      7.3
Other foreign fixed income investments         11.1           N/A          1.1
Foreign equity investments                    111.4           N/A         11.1
Foreign currency forwards-assets                 .5          25.8          3.9
Foreign currency forwards-liabilities           (.5)         31.8         (1.8)
--------------------------------------------------------------------------------
                                         $    195.5           N/A   $     21.6
                                         =======================================

N/A = not applicable; notional value pertains only to derivative instruments

The foreign equity portfolio, which may include stock index futures, foreign currency forwards and foreign preferred stocks, is comprised of numerous currencies, none of which are individually material. Therefore, sensitivity results are presented by class of financial instrument. The model calculates a gain or loss in market value if the U.S. dollar depreciates by 10% to the respective currency. The model does not attempt to reflect the correlation of multiple currencies to changes in the U.S. dollar. At December 31, 1998, the Company did not have any cross currency exposures.

TRADING FINANCIAL INSTRUMENTS

At December 31, 1998, the Company had short trading positions with a market value of $(.4) million. Exposure to loss from open trading positions is not material individually or in the aggregate. The Company did not have any trading securities as of December 31, 1998.

        ANALYSIS OF LOSS AND LOSS ADJUSTMENT EXPENSES (LAE) DEVELOPMENT
              (not covered by report of independent accountants)

(millions)

For the years ended
         December 31,      1988     1989    1990     1991     1992     1993    1994(3)   1995     1996     1997    1998

Loss and LAE
   reserves(1)           $ 651.0 $ 748.6  $ 791.6  $ 861.5  $ 956.4 $1,012.4  $1,098.7  $1,314.4 $1,532.9 $1,867.5 $1,945.8
Re-estimated
   reserves as of:
   One year later          610.3   685.4    748.8    810.0    857.9    869.9   1,042.1   1,208.6  1,429.6  1,683.3
   Two years later         573.4   677.9    726.5    771.9    765.5    837.8     991.7   1,149.5  1,364.5
   Three years later       581.3   668.6    712.7    718.7    737.4    811.3     961.2   1,118.6
   Four years later        575.1   667.1    683.7    700.1    725.2    794.6     940.6
   Five years later        578.4   654.7    666.3    695.1    717.3    782.9
   Six years later         582.2   647.1    664.8    692.6    711.1
   Seven years later       574.3   645.7    664.5    688.2
   Eight years later       574.4   645.4    661.4
   Nine years later        575.0   641.9
   Ten years later         572.4
Cumulative redundancy     $ 78.6 $ 106.7  $ 130.2  $ 173.3  $ 245.3  $ 229.5   $ 158.1  $ 195.8  $  168.4 $  184.2
Percentage(2)               12.1    14.3     16.4     20.1     25.6     22.7      14.4     14.9      11.0      9.9


The chart represents the development of the property-casualty loss and LAE reserves for 1988 through 1997. The reserves are re-estimated based on experience as of the end of each succeeding year and are increased or decreased as more information becomes known about the frequency and severity of claims for individual years. The cumulative redundancy represents the aggregate change in the estimates over all prior years.

1 Represents loss and LAE reserves net of reinsurance recoverables on unpaid losses at the balance sheet date.

2 Cumulative redundancy / loss and LAE reserves.

3 In 1994, based on a review of its total loss reserves, the Company eliminated its $71.0 million "supplemental reserve."


                        DIRECT PREMIUMS WRITTEN BY STATE
               (not covered by report of independent accountants)

  (millions)            1998                1997                1996                1995                1994
               ------------------  ------------------  ------------------  ------------------  ------------------
Florida        $    784.4    14.4% $    663.0    13.7% $    467.4    12.9% $    421.9    13.7% $    369.9    14.0%
New York            522.2     9.6       446.3     9.2       358.0     9.8       225.6     7.4       195.2     7.4
Texas               518.6     9.5       509.4    10.6       349.9     9.6       313.2    10.2       246.4     9.3
Ohio                447.7     8.2       404.3     8.4       340.8     9.4       284.1     9.3       232.0     8.8
California          343.2     6.3       291.7     6.0       171.6     4.7       126.6     4.1       126.8     4.8
Pennsylvania        292.3     5.4       248.3     5.1       201.3     5.5       184.9     6.0       161.2     6.1
Georgia             277.8     5.1       261.9     5.4       212.1     5.8       155.1     5.1       129.7     4.9
All other         2,265.1    41.5     2,000.3    41.6     1,537.3    42.3     1,357.5    44.2     1,183.9    44.7
-----------------------------------------------------------------------------------------------------------------
  Total        $  5,451.3   100.0% $  4,825.2   100.0% $  3,638.4   100.0% $  3,068.9   100.0% $  2,645.1   100.0%
               ==========   ========  =======   ====== ==========   ====== ==========   ====== ==========   ======

                   QUARTERLY FINANCIAL AND COMMON SHARE DATA
               (not covered by report of independent accountants)

(millions-except per share amounts)

                                     Net Income                       Operating Income(1)
                            -----------------------------     ----------------------------
           Operating                             Per                                 Per
Quarter    Revenues(7)        Total(2)         Share(3)           Total(2)        Share(3)

1998
1       $    1,156.2   $       120.1    $        1.58     $        102.8   $        1.35
2            1,237.2           123.0             1.61              109.1            1.43
3            1,290.9           135.1             1.81              134.4            1.80
4            1,301.9            78.5(6)          1.05(6)           103.1            1.38
---------------------  ---------------------------------  --------------------------------
        $    4,986.2   $       456.7    $        6.11     $        449.3   $        6.01
             ========          =====             ====              =====            ====

1997
1       $      905.7   $        76.5    $        1.02     $         78.6   $        1.05
2            1,020.9           102.1             1.36               82.8            1.10
3            1,090.1           116.2             1.54               89.3            1.18
4            1,218.1           105.3             1.39               85.3            1.13
---------------------  ---------------------------------  --------------------------------
        $    4,234.8   $       400.0    $        5.31     $        336.0   $        4.46
             =======           =====             ====              =====            ====

1996
1       $      741.4   $        63.3    $         .82     $         60.2   $         .78
2              794.9            78.4             1.01               78.5            1.05
3              840.3            80.3             1.08               82.5            1.11
4              868.9            91.7             1.23               87.9            1.18
---------------------  ---------------------------------  --------------------------------
        $    3,245.5   $       313.7    $        4.14     $        309.1   $        4.12
             =======           =====             ====              =====            ====

                          Stock Price(4)
        -------------------------------------------
                                           Rate of    Dividends
Quarter        High-Low            Close   Return(5)  Per Share

1998
1       $   135 1/2 - 106 11/16  $ 134 11/16         $    .060
2           150     - 126  1/2     141                    .060
3           156 3/4 - 95           112  3/4               .065
4           172     - 94           169  3/8               .065
-------------------------------  ------------------  ------------
        $   172     - 94         $ 169  3/8  41.6%   $    .250
        =======================  ==================  ============
1997
1       $    73 5/8 - 63   7/8   $  63  7/8          $    .060
2            87 3/8 - 61   1/2      87                    .060
3           111 7/8 - 86   1/2     107  1/8               .060
4           120 7/8 - 99           119  7/8               .060
-------------------------------  ------------------  ------------
        $   120 7/8 - 61   1/2   $ 119  7/8  78.4%   $    .240
        =======================  ==================  ============

1996
1       $    51 1/4 - 43   1/2   $  44  5/8          $    .055
2            48 7/8 - 40   3/8      46  1/4               .055
3            58 1/2 - 43   1/8      57  1/4               .060
4            72 1/4 - 55   3/8      67  3/8               .060
-------------------------------  ------------------  ------------
        $    72 1/4 - 40   3/8   $  67  3/8  38.5%   $    .230
        =======================  ==================  ============


1 Represents net income less realized gains and losses on security sales and one-time items.

2 The sum may not equal the total due to rounding in the individual periods.
  Each period is properly stated.

3 Presented on a diluted basis. The sum may not equal the total because the average equivalent shares differ in the periods. In 1997, the Company adopted SFAS 128, "Earnings Per Share," and, as a result, restated prior periods per share amounts, if applicable.

4 Prices as reported on the consolidated transaction reporting system. The
  Company's Common Shares are listed on the New York Stock Exchange.

5 Represents annual rate of return, including quarterly dividend reinvestment.

6 During the fourth quarter 1998, the Company wrote down $24.5 million, $.21 per share, on investment securities considered to have other than temporary declines in market value and realized a $9.2 million, $.08 per share, net loss on an anticipatory hedge.

7 Represents premiums earned plus service revenues.

DIRECTORS
Milton N. Allen(1,2)
Director,
various companies

B. Charles Ames(1)
Partner,
Clayton, Dubilier & Rice, Inc.
(investment banking)

James E. Bennett III(1)
Senior Executive Vice President
KeyCorp
(banking)

Charles A. Davis(1)
President and
Chief Executive Officer
Marsh & McLennan
Capital, Inc.
(investment banking)

Stephen R. Hardis(1,2)
Chairman of the Board
and Chief Executive Officer
Eaton Corporation
(manufacturing)

Janet Hill(3)
Vice President
Alexander & Associates, Inc.
(management consulting)
and President,
Staubach Alexander Hill, LLC
(commercial real estate
consulting)

Peter B. Lewis(2)
Chairman of the Board,
President and
Chief Executive Officer-
Insurance Operations

Norman S. Matthews(3)
Consultant,
formerly President,
Federated Department Stores, Inc.
(retailing)

Donald B. Shackelford(3)
Chairman,
Fifth Third Bank of
Central Ohio
(commercial bank)

Dr. Paul B. Sigler(3)
Henry Ford II Professor,
Yale University
and Investigator,
Howard Hughes Medical
Institute
(education and medical
research)

(1) Audit Committee member

(2) Executive Committee member

(3) Executive Compensation Committee member

CORPORATE OFFICERS
Peter B. Lewis
Chairman, President and
Chief Executive Officer -
Insurance Operations

Charles B. Chokel
Chief Executive Officer -
Investments and
Capital Management

David M. Schneider
Secretary

W. Thomas Forrester
Treasurer

POLICY TEAM
Alan R. Bauer
Charles B. Chokel
W. Thomas Forrester
Moira G. Lardakis
Daniel R. Lewis
Peter B. Lewis
Robert J. McMillan
Brian J. Passell
Glenn M. Renwick
David L. Roush
Tiona M. Thompson
Robert T. Williams


ANNUAL MEETING

The Annual Meeting of Shareholders will be held at the offices of The Progressive Corporation, 6671 Beta Drive, Mayfield Village, Ohio 44143 on April 23, 1999, at 10:00 a.m. There were 3,974 shareholders of record on December 31, 1998.

PRINCIPAL OFFICE

The principal office of The Progressive Corporation is at 6300 Wilson Mills Road, Mayfield Village, Ohio 44143

Web site: progressive.com

TOLL-FREE TELEPHONE NUMBERS

For assistance after an accident or to report a loss, 24 hours a day, 7 days a week, call: 1-800-274-4499.

For Progressive's smart new way to shop for auto insurance, available 24 hours a day, 7 days a week, call: 1 800 AUTO PRO(R) (1-800-288-6776)

For 24 Hour Policy Service, call: 1-800-888-7764

COUNSEL

Baker & Hostetler, Cleveland, Ohio

TRANSFER AGENT AND REGISTRAR

If you have questions about a specific stock ownership account, write or call:
Corporate Trust Customer Service, National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114. Phone: 1-800-622-6757

COMMON SHARES

The Progressive Corporation's Common Shares (symbol PGR) are traded on the New York Stock Exchange. Dividends are customarily paid on the last day of each quarter.

SHAREHOLDER/INVESTOR RELATIONS

The Progressive Corporation does not maintain a mailing list for distribution of shareholders' reports. To hear the text of the latest earnings release, receive key financial information for the past several quarters, receive dividend and other information, shareholders can call 1-800-879-PROG. This toll-free shareholder services line is available 24 hours a day, 7 days a week. Such information is also available from the Company's web site: progressive.com.

To request copies of public financial information on the Company, shareholders and potential investors may call the Company's shareholders services line at 1-800-879-PROG or write to: The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, Ohio 44143.

For specific questions on financial or other Company information call:
440-446-2851.